MASTER

DISTRIBUTION AGREEMENT

AND

Agreement Effective November 15th, 2006

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*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

MASTER

DISTRIBUTION AGREEMENT FOR

RUBY TUESDAY, INC.

PRICING

1.

This amended and restated Distribution Agreement (hereinafter the “Agreement”) is made as of and is effective on the 15th day of November 2006, amending and restating the Distribution Agreement dated the 16th day of December 2003 as amended to date, by and between Kenneth O. Lester Company, Inc. dba PFG Customized Distribution (hereinafter “PFG”), a Tennessee corporation having its principal offices at 245 Castle Heights Avenue North, Lebanon, Tennessee 37087, and Ruby Tuesday, Inc (hereinafter “RTI”) a Georgia corporation having its principal offices at 150 West Church Avenue, Maryville, TN 37801 (RTI, together with participating RTI Franchise Partners and participating RTI Franchisees, are hereinafter sometimes collectively referred to as “Customer”).

2.

PFG agrees to supply Customer’s requirements of food and non-food items including produce, disposables, tabletop, smallwares, and chemicals ordered by Customer in the operation of the restaurants located in the states and areas listed on Exhibit “A”. Customer agrees to purchase such ordered items pursuant to the terms hereof. This Agreement is commonly known as a “Prime Vendor Agreement” however it does not create an exclusive relationship between or among the parties.

3.	Mark-up structure is outlined in Exhibit “A”.
4.	Costs will be based on the actual landed product cost at each PFG Distribution Center. [____]*
5.

PFG’s actual costs will reflect the lowest possible buy bracket within shelf life limitations and a maximum [____]* day inventory on hand. [____]* Once the lowest possible buy bracket is achieved, PFG will carry less than a [____]*-day inventory while maintaining sufficient safety stock.

6.	PFG will work with RTI to drive down cost through inbound freight and purchasing synergies. [____]*

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PFG’s purchasing department will periodically make suggestions to lower RTI’s product costs. A formal once a year review of RTI’s program will be performed by PFG’s category managers and PFG’s recommendations will be presented to RTI. Suggestions to lower RTI’s product costs can be made by either Customer or PFG and must be accepted by both.

7.	PFG will assist RTI to continue, enhance, and track existing and new rebates offered by manufacturers to restaurant operators. [____]*
8.

PFG and Customer will continue to work together toward the mutual goal of reducing the number of items stocked in PFG’s distribution centers, but in all cases maintaining RTI’s high quality standards. There will be no product changes and substitutions without RTI’s prior written approval.

9.

Backhaul charges built into PFG’s product costs will be the lowest competitive freight rate offered by the manufacturer for the agreed upon shipping bracket. If RTI’s supplier contract is on a delivered price basis, RTI authorizes PFG to negotiate appropriate backhaul allowances with the supplier.

10.

A fee of [____]* cents per gross weight pound, will be added to the cost of items transferred via inter-company shuttle. When multiple warehouses are involved, the fee of [____]* cents per gross weight pound will be added by each forwarding warehouse.

11.

Customer acknowledges PFG requires inbound carriers to offload and palletize each item on the shipment according to PFG’s warehouse tie and high. Alternatively PFG offers the carrier a lumping service. The current lumping fees charged carriers are detailed on Exhibit “C” and may be changed from time to time by PFG.

12.

To recover PFG’s rail siding capital investment and unloading labor costs, the cost of products received by rail will include a charge of $[____]* per case for items where gross weight is less than [____]* pounds and $[____]* per case if the gross weight is [____]* pounds or more. PFG will notify RTI in writing and both parties will mutually agree on all products to be delivered via rail to PFG distribution centers.

13.

PFG agrees to inventory all items on the RTI approved product list, and Customer agrees to purchase each lot of product within no more than [____]* days from the date the product is received at PFG’s distribution center. In the event a Customer region wants to use an unauthorized item it must be approved by RTI and have a minimum movement of [____]* cases per month per PFG distribution center

14.

Customer will be responsible for the disposition of dead and slow moving inventory in excess of a [____]* day supply and for short shelf life items with one third or less of its total shelf life remaining (hereinafter referred to as “Dead & Slow Moving Inventory”). PFG shall notify RTI in writing when one third or more of a lot’s shelf life is remaining and RTI shall instruct PFG of the final disposition of the short shelf life lot before its shelf life has expired.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PFG will add a [____]*% per month carrying charge to the Dead & Slow Moving Inventory items including short shelf life items that have been frozen. PFG will send a monthly report of Dead & Slow Moving Inventory items, including the carrying charge to RTI, for RTI’s review with the updated carrying charge to take effect [____]* days after RTI receives the report. The carrying charge will be discontinued when the Dead & Slow Moving Inventory item is reduced to less than a [____]*-day supply. If PFG finds it necessary to move the Dead & Slow Moving Inventory item into outside storage, and with prior written notice to RTI, RTI will in addition to the carrying charge be responsible for the freight to and from the outside storage facility.

If Dead & Slow Moving Inventory is not distributed to Customer before its shelf life expires or within [____]* days after being reported on the Dead & Slow Moving Inventory report, the Dead & Slow Moving Inventory will be either; (a) returned to vendor with the vendor’s written consent; (b) sold through channels other than to Customer; (c) donated in the name of the Customer with PFG providing Customer with original documents confirming the donation; or (d) dumped. Alternatively RTI may instruct PFG in writing to continue stocking a dead, slow moving, or frozen short shelf life item in which case PFG will continue to add a [____]*% per month carrying charge to the price of the item.

Upon disposition of Dead & Slow Moving Inventory, Customer will be responsible for [____]*

15.

Market conditions will, from time to time, necessitate PFG taking an extended inventory position on certain products to assure continuity of supply to Customer. This could be precipitated by drought, excessive rain or other natural causes. Should this situation occur, and with RTI’s prior written agreement, PFG will add a [____]*% per month carrying charge to the price of those items affected by such natural causes after they have been in stock for a period of [____]* days. If product must be put into outside storage, then Customer will in addition pay the actual storage costs and freight from the outside storage to PFG’s distribution centers.

16.	The delivery fee is based on a base diesel fuel cost adjustment as outlined in Exhibit “D”.

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17.	PFG agrees to submit to periodic on-site price verification by RTI of invoices, bills of lading and other documents that substantiate the costs charged to Customer. RTI will provide PFG [____]* days advance notice of price verification in writing. Price verification will be limited to: (a) [____]* items per verification, (b) a time period of the previous [____]* days, and (c) [____]* verifications per year, unless a specific item is in question. PFG agrees to refund Customer the amount of any net overcharges verified by price verification which were sustained by Customer through the [____]* months preceding the price verification, and Customer agrees to reimburse PFG the net amounts of any undercharges verified by price verification which were sustained by PFG through the [____]* months preceding the price verification.

Only PFG and RTI will participate in the price verification. Disclosure of such information will be restricted to senior management of any Customer directly affected by such price verification. RTI and such Customer shall keep the information provided by PFG strictly confidential and shall hold PFG harmless from any loss, cost or damage sustained by PFG occurring from the failure to do so by RTI or such Customer.

18.

Undisputed amounts due either party shall be paid within [____]* days after the completion of the price verification. In the event PFG or Customer disputes any specific amount due the other party as a result of price verification, the disputing party shall notify the other party within [____]* days of the specific amount disputed and the reason for such dispute.

19.

In the event of any such unresolved dispute, PFG shall verify RTI’s findings at PFG’s sole expense by a verification of a Certified Public Accountant mutually agreeable to RTI and PFG. PFG, RTI and any other Customer will accept the findings of that verification. Any amounts that are disputed shall be paid to the other party within [____]* days of the settlement of such dispute.

SERVICE

1.	Customer will be serviced by PFG’s Distribution Centers located in [____]*. Other distribution centers will be added as determined by PFG and RTI.
2.

Customer will be the personal responsibility of each PFG Distribution Center’s general manager, assisted by a branch multi-unit account manager. An overall PFG multi-unit account executive will also be assigned to the RTI account.

3.	Order inventory guides containing current pricing will be provided to RTI’s corporate office and each unit via PFG connection.
4.

Orders may be placed and confirmed electronically on an agreed upon skip working day call schedule. PFG will provide its order entry and inventory management software at no charge to Customer. The cost of personal computers and modems at each restaurant will be Customer’s responsibility.

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5.

PFG’s Customer service department will call restaurants unable to order electronically for their orders according to an agreed upon skip working day call schedule. It is imperative that each such restaurant shall have its order ready at the agreed upon time, and in any event no later than [____]* p.m. local branch time. PFG may request a few remote restaurants to have an additional skip day or an earlier cut-off time. PFG’s request for a restaurant to have an additional skip day or an earlier cut-off time shall be subject to RTI’s approval not to be unreasonably withheld or delayed.

6.

A minimum of one primary and one back-up customer service representative at each PFG Distribution Center will be assigned to Customer to review edits of the orders and to resolve any problems in advance of the delivery. Limited add-on orders can be called in up to [____]* a.m. local branch time on the day the truck is being loaded.

7.	When orders are received on a skip working day basis PFG agrees to maintain a [____]*% order fill rate. [____]*

When measuring order fill, service failures to be excluded from the calculation are:

a)	An act or omission on the part of Customer or the restaurants,
b)	An act or omission on the part of Customer’s supplier,
c)	Recovery shipments received by Customer the same day as the scheduled delivery, and
d)	Force majeure.

8.	Customer orders will be delivered on temperature controlled trucks with separate temperature controlled freezer, cooler and dry grocery compartments.
9.

Deliveries will be made [____]* per week [____]* between [____]* and from [____]* on a mutually agreeable delivery schedule. By mutual agreement restaurants may take a delivery as early as [____]* and PFG may request a few remote locations to take deliveries between [____]*. PFG’s request for such deliveries shall be subject to RTI’s approval not to be unreasonably withheld or delayed. Deliveries will be made within, plus or minus one hour of the scheduled delivery time. Regular and holiday week delivery schedules will be agreed upon at least [____]* weeks before the changes are put into effect. By mutual agreement, key drop deliveries may become necessary.

10.

PFG’s driver will place the merchandise in the proper temperature area of the store. The restaurant manager on duty will check the merchandise off at the entrance to the restaurant and sign each page of the invoice before the driver leaves the restaurant. Each piece’s individual catch weight will be listed on the delivery invoice. Restaurant employees shall not have any obligation nor are they permitted to climb on or enter PFG’s truck, and RTI will so advise the employees of all restaurants. RTI shall indemnify and hold PFG harmless from any loss, cost or expense incurred by PFG arising out of or resulting from the restaurant employees climbing on and/or entering any PFG truck.

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11.

Restaurants may from time to time request that PFG make special deliveries outside of the normal ordering and delivery schedule to compensate for restaurant business surges or ordering mistakes. The restaurant shall be responsible to pay PFG the regular per piece fee plus:

a)	$[____]* per out of route mile if sent to the restaurant by a PFG delivery vehicle, or

b)	PFG’s actual shipping cost if shipped via a third party.

12.

Customer shall be responsible for a restocking fee of $[____]* per case for products returned from its restaurant to the PFG Distribution Center due to an error by the Customer or any of its restaurant personnel and a late fee of $[____]* per order for any orders accepted by a PFG Distribution Center after the established add-on order cut off time. Customer, for each restaurant where the manager is unable to place orders via PFG Connection, will be charged a telephone order service fee of $[____]*. These fees are set forth as a tool to keep Customer’s and PFG’s distribution cost down. The above fees will only be charged with the approval of RTI’s Director of Distribution.

13.

Monthly reports on product usage will be provided to RTI’s corporate office in RTI’s required data file format. PFG, through its in-house programming staff using its IBM AS400 computers, shall also provide RTI with such other reports as RTI may from time to time reasonably request.

QUALITY

1.

It is understood that PFG is not the manufacturer of any of the products and is not responsible for any defects therein. PFG will assign to Customer all assignable rights against manufacturers and suppliers of goods supplied to Customer by PFG under warranties and indemnifications PFG receives from such manufacturers and suppliers, and shall cooperate with Customer in the enforcement of any such warranties or indemnifications against manufacturers or suppliers.

2.

To the best of PFG’s knowledge each product supplied hereunder shall, at the time title passes to Customer: (a) not be adulterated or misbranded within the definition of the Food, Drug and Cosmetic Act, as amended, or other applicable federal or state law, or otherwise spoiled, adulterated or out-of-code and (b) comply in all respects with any and all other laws, rules and regulations similar thereto or applicable to the supply of products and services by PFG to Customer.

3.	RTI’s requirements in the storage or delivery of products supplied to RTI under this Agreement shall be subject to PFG’s approval not to be unreasonably withheld or delayed.

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4.

Additionally, PFG will comply in all material respects with all applicable laws, statutes, ordinances and regulations, federal, state, county or municipal, as the same may be changed, modified or amended from time to time, now or hereafter in force and applicable to PFG’s obligation with respect to each product supplied hereunder by PFG.

MERCHANDISE CREDITS AND RETURNS

1.

Credits due because of shortages, damaged goods or incorrect merchandise if any at the time of delivery, must be noted on the PFG debit/credit memo (“DCM”) sent by PFG with the delivery invoice. The DCM must be signed by Customer’s manager and the PFG driver to validate discrepancies. Credit memos will be issued internally at the PFG Distribution Center when the PFG driver returns the signed DCM to PFG. Credits will not be issued for short product noted on the DCM once the PFG driver has left the restaurant.

2.	In the event of concealed damage or defective product, Customer’s manager shall notify PFG’s Customer Service Representative and provide the following information:
a)	Item code number and description
b)	Quantity
c)	Invoice price
d)	Invoice number and date
e)	Nature of problem

PFG will send a pick-up request with the next delivery for the non-saleable portion of the concealed damage or defective product and will issue a credit to Customer’s account when the product is returned to PFG’s warehouse and verified by PFG.

3.

Restaurant may reject any fresh produce item at time of PFG delivery for quality reasons. Restaurant may reject any fresh protein item at time of delivery if out of temp (above [____]* degrees or below [____]* degrees) or with less than [____]* days of remaining shelf life on the day of delivery. To recover PFG’s loss, except for PFG error, PFG shall bill back the vendor or RTI for the rejected product credits. Once the restaurant has accepted and signed for fresh produce and proteins, except for PFG error as noted above, PFG will have no financial responsibility for credits on those products.

4.	PFG will notify Customer’s quality assurance department of singularly serious or recurring issues.

CREDIT APPROVAL AND PAYMENT TERMS

1.

PFG will require a separate credit application for each legal entity to be serviced under this Agreement, and reserves the right to approve or disapprove open payment terms for each individual legal entity.

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2.	See Exhibit “E” for terms.
3.

Within [____]* days following receipt of a request from PFG, RTI and each legal entity to be sold hereunder shall furnish PFG with its quarterly financial statement for its most recently completed fiscal quarter, certified as accurate by an appropriate officer of RTI or such legal entity. For RTI itself, PFG agrees to obtain RTI’s financial statements from RTI’s SEC filings.

4.

Every [____]* days PFG will supply RTI’s Distribution Department with copies of all skipped or short paid invoices due PFG from Customer. Customer agrees to resolve and pay all said invoices within 15 days of receipt except for any invoices that have been improperly issued. If copies are not furnished by PFG to RTI within [____]* days from date of delivery of product to Customer, Customer will not be responsible for paying for the merchandise.

5.

The parties agree to pay a service charge on all balances not paid or credited within the time provided herein, to accrue at [____]*% per month or [____]*% annually or alternatively, at the maximum commercial rate allowable under governing state law at the time the charges are incurred, whichever is less.

6.

Customer agrees to pay all expenses including, but not limited to, reasonable attorneys’ fees incurred in connection with any successful enforcement by PFG of amounts owed to PFG by Customer under this Agreement. PFG agrees to pay all expenses including, but not limited to, reasonable attorneys’ fees incurred by Customer in connection with any successful enforcement by Customer of amounts owed to Customer by PFG under this Agreement.

PROGRAM IMPLEMENTATION

PFG will buy RTI’s present distributor’s inventory at PFG’s delivered cost. PFG will be responsible for picking up the product and delivering it to PFG’s Distribution Center at PFG’s expense. PFG prefers to pick up initial stocking quantities the present distributor is long on [____]* weeks before PFG’s delivery starts, and to clean out the distributor’s remaining inventory within [____]* weeks after PFG’s delivery starts. PFG will pick up from RTI’s present distributor only those items and quantities which RTI’s Distribution Department approves, including specifying the cost to be paid.

COMMITMENTS FROM THE CUSTOMER

This type of program is commonly referred to as a “Prime Vendor Contract”. The term, in itself, indicates a mutual agreement between the customer and the distributor to make certain commitments to each other. So long as PFG is in compliance with the terms of this Agreement, Customer agrees to the commitments outlined in Exhibit “F”.

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MISCELLANEOUS TERMS

1.

BREACH. Upon the occurrence of a breach (as defined below), the non-breaching party may terminate (effective upon delivery of the notice) this Agreement at its option upon written notice of termination to the breaching party, and also, or in the alternative, may seek any and all other remedies available at law or in equity in connection with the breach.

A breach is defined as:

(a)

RTI’s (or an RTI Franchise Partner or RTI Franchisee with respect to a breach by such RTI Partner or RTI Franchisee) or PFG’s, as the case may be, failure to perform any material term, covenant or agreement contained herein or in any document or instrument delivered pursuant to or in connection with this Agreement that continues for [____]* days after written notice of such failure has been delivered by the non-breaching party;

(b)

RTI’s (or an RTI Franchise Partner’s or RTI Franchisee’s) or PFG’s application for or consent towards the appointment of a receiver, custodian, trustee, or liquidator; inability to pay its debts as such debts become due; general assignment for the benefit of its creditors; commencement of a voluntary case under the United States Bankruptcy Code; filing a petition seeking to take advantage of any other law of any jurisdiction relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; or commencement by any person against such party of a proceeding commenced for any similar relief under any law of any jurisdiction relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, and such proceeding shall continue un-dismissed for a period of [____]* days;

(c)

RTI’s (or an RTI Franchise Partner’s or RTI Franchisee’s) or PFG’s assignment of its rights and obligations under this Agreement, in whole or in part, to another entity (other than an affiliate of RTI or PFG) without prior written consent of the other, which consent shall not be unreasonably withheld or delayed; or

(d)

And except for disputed amounts as provided herein, RTI’s (or an RTI Franchise Partner’s or RTI Franchisee’s) or PFG’s failure to comply with the payment terms hereof if not cured within [____]* days following written notice.

Notwithstanding the foregoing, PFG acknowledges that RTI Franchise Partners and RTI Franchisees are independent contractors and, as such, RTI is not liable to PFG for or with respect to any of such RTI Franchise Partner’s or RTI Franchisee’s purchases or performance hereunder. In the event of a breach by such RTI Franchise Partner or RTI Franchisee of any of its obligations hereunder, including payment, after notice as required pursuant hereto, PFG may bar such RTI Franchise Partner or RTI Franchisee from

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continued participation hereunder in addition to such other remedies as PFG may have available to it with respect to such RTI Franchise Partner or RTI Franchisee; provided, however, that same shall not constitute a breach by RTI or any other RTI Franchise Partner or RTI Franchisee.

2.

ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

3.

RISK OF LOSS. Title to all goods shall pass upon delivery to the receiving unit and acceptance by authorized signature, subject to rejection of certain items as provided herein. PFG shall bear all risk of loss, damage or destruction until title passes.

4.

CONFIDENTIALITY. Neither this Agreement nor any discussion, negotiation, or agreement relating hereto shall be used by PFG or Customer, or any of their respective consultants, accountants, bankers, lawyers or other agents or representatives, in publicity or promotional material, nor shall any party hereto disclose any information regarding this Agreement nor any discussion, negotiation, or agreement relating hereto, or permit the disclosure thereof by any of their consultants, accountants, bankers, lawyers or other agents or representatives, without the express written consent of the other party. This provision shall not preclude PFG or RTI from making public statements that RTI is a customer of PFG.

PFG and RTI agree that the specific terms of this Agreement, all information as to source, quantity, and price of goods and services, and all information regarding either party’s products, business, customers, or methods of operation learned about during the term of this Agreement or in anticipation of entering into this Agreement shall be maintained in confidence and not be released to any third party for any reason whatsoever other than (i) pursuant to a validly issued subpoena from a court or governmental authority having jurisdiction over the party or pursuant to a discovery request made under the Federal Rules of Civil or Criminal Procedure or similar state court rules and to which the party is required to respond and (ii) as may be required by law or regulation or by applicable rules of any national securities exchange. This confidentiality provision includes but is not limited to PFG’s perishable product handling expertise, specifics of the PFG mark-up structure and amounts, PFG proprietary software including PFG’s internet based order entry and PFG supplied customer corporate office software. In the event either party either believes it is, or in fact actually is required to file a copy of this Agreement with the United States Securities and Exchange Commission or any national securities exchange, the party filing this Agreement agrees to initially file a redacted version that has been agreed to by the other party, to the extent, in both PFG’s and RTI’s judgment, the redacted portions may be omitted under applicable law, rules, regulations and interpretations of the United States Securities and Exchange Commission, and to request confidential treatment pursuant to applicable laws, rules, and regulations to such redacted portions of this Agreement and such request for confidential treatment shall be agreed upon by the parties; thereafter the filing party shall abide by the requirements or

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ruling of the United States Securities and Exchange Commission, any national securities exchange, or any other administrative or judicial body interpreting the provisions of the Freedom of Information Act as applicable to this Agreement. All confidential and proprietary information which PFG has obtained from Customer and which Customer has obtained from PFG shall be returned upon the termination of this Agreement. The provisions of this paragraph shall survive the expiration of this Agreement.

5.

CONSTRUCTION/APPLICABLE LAW. This Agreement shall be deemed to have been made at the Ruby Tuesday, Inc. Restaurant Support Center located at 150 West Church Avenue, Maryville, Tennessee 37801, and shall be construed in accordance with the laws of the State of Tennessee.

6.

NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by telegram or facsimile transmission, or mailed, postage prepaid, registered or certified mail, to the parties at their principal executive offices or at such other addresses as the parties hereto may designate from time to time in writing. Notices to RTI shall be directed to the attention of RTI’s Director of Distribution. Notices to PFG shall be directed to the attention of PFG’s Senior Vice President of Business Development and Purchasing. For purposes of this Paragraph, a facsimile transmission shall be effective if sent to the parties as set forth below:

PFG Fax (615)444-2276  Attention:  Sr. VP Business Development & Purchasing

RTI Fax (865)379-6801  Attention:  Director of Distribution

7.

Each RTI Franchise Partner and RTI Franchisee purchasing hereunder shall receive all of the benefits and rights of RTI hereunder, including pricing, incentives, freight charges, and service level. All of RTI Franchise Partners’ and RTI Franchisees’ purchases hereunder shall be aggregated with RTI purchases for pricing, incentive and other similar purposes.

8.	This Agreement may be amended or modified only by a written agreement executed by each of the parties hereto.
9.

Upon acceptance, this Agreement will be effective until terminated as provided for in paragraph 1 of the “MISCELLANEOUS TERMS” or until terminated by either RTI or PFG upon [____]* months prior written notice to the other party. In the event of termination, RTI will be responsible for the purchase (at PFG’s cost) and removal of all products from each PFG Distribution Center within [____]* days following the effective date of termination of this Agreement, and this obligation of RTI shall survive such termination.

10.	At no cost to RTI, at all times during the Term of the Agreement, PFG shall purchase and maintain:

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

a.

Commercial general liability insurance with a combined single limit of not less than [____]* per event or occurrence with umbrella form excess liability coverage of [____]* per occurrence. Such insurance shall include personal injury liability, broad form property damage and blanket contractual liability coverage. The policy will name RTI as an additional insured.

b.

Automobile liability insurance including all owned, non-owned and hired vehicles used in conjunction with the services provided under this Agreement. The policy shall provide for bodily injury and property damage coverage with a combined single limit of not less than [____]* each occurrence. The policy will name RTI as an additional insured.

c.	Worker’s compensation insurance covering all employees, with a combined single limit of not less than [____]* and which complies with all worker’s compensation laws at statutory limits.

All such policies of insurance shall be issued by an insurance company licensed to write insurance in the applicable state which shall as of the date of issuance of the policy have a Best’s rating of A or above. PFG shall provide RTI with a certificate or certificates evidencing continuous coverage.

This Agreement has been accepted and executed by:

RUBY TUESDAY, INC.	KENNETH O. LESTER COMPANY, INC. DBA PFG CUSTOMIZED DISTRIBUTION

BY: /s/ A. R. Johnson	BY: /s/ Troy G. Curtis

NAME:A. R. Johnson	NAME: TROY G. CURTIS

TITLE: Senior Vice President	TITLE: SENIOR VP BUSINESS DEVELOPMENT & PURCHASING

DATE: 12/07/06	DATE: 12/08/06

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EXHIBITS:

A = Mark-Up Structure

B = [____]*

C = [____]*

D = Diesel Fuel Cost Adjustment

E = Terms

F = Commitments from the Customer

G = Bloomington Stores List

H = [____]*

I = Existing Products

J = [____]*

K = [____]*

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EXHIBIT “A”

10/31/06

MARK-UP STRUCTURE

Effective November 15th, 2006

Customer guarantees PFG a raw gross margin consisting of an ideal delivery fee and a per piece fee as follows.

Per Piece Fee RTI Year Ending
States & Areas	Ideal Del Fee	[____]*	[____]*	[____]*	[____]*
1. [____]*	$[____]*	$[____]*	$[____]*	$[____]*	$[____]*
2. [____]*	$[____]*	$[____]*	$[____]*	$[____]*	$[____]*
3. [____]*	$[____]*	$[____]*	$[____]*	$[____]*	$[____]*
4. [____]*	$[____]*	$[____]*	$[____]*	$[____]*	$[____]*
5. [____]*	$[____]*	$[____]*	$[____]*	$[____]*	$[____]*

[____]*

Ideal delivery is defined as the regularly scheduled deliveries per week per restaurant.

[____]* products will be billed at the manufacturers national account price.

In the case of catch weight items, the per piece mark-up will be converted to cents per net pound rounded up to the nearest whole cent by dividing the per piece fee then in effect by the average net weight per piece. Distributor shall provide RTI with a written schedule of the catch weight mark-ups. Both parties agree to use their best efforts to minimize the number of catch weight items stocked by PFG.

Tabletop products (china, glassware, and silverware) will be invoiced according to the above schedule.

The per piece fee for smallwares and equipment will be as follows:

Landed Product Cost at PFG Distribution Centers

RTI Year Ending	Item Cost $0 – $[____]*	Item Cost $[____]* - $[____]*	Item Cost $[____]* - $[____]*	Item Cost $[____]* +
[____]*	$[____]* per piece	$[____]* per piece	$[____]* per piece	[____]*%
[____]*	$[____]* per piece	$[____]* per piece	$[____]* per piece	[____]*%
[____]*	$[____]* per piece	$[____]* per piece	$[____]* per piece	[____]*%
[____]*	$[____]* per piece	$[____]* per piece	$[____]* per piece	[____]*%

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

When an item’s net weight or cube increases or decreases, PFG will track the impact on PFG’s gross margin in accordance with Exhibit “H”. PFG and RTI shall remit any net gross margin benefit received as a result of packaging changes to the other party within 30 days after the end of each PFG accounting quarter.

Certain suppliers provide prompt pay cash discounts to PFG for products bought on behalf of RTI and others. If those suppliers notify PFG of their intention to increase or decrease the amount of those discounts (identified in Exhibit “K”) PFG will notify RTI prior to accepting or declining the change in order to give RTI the opportunity to communicate with the supplier, however, RTI will not be liable for offsetting the revenue to PFG. If those suppliers notify RTI of their intention to increase or decrease the amount of those discounts in order to offer an increase or decrease in RTI’s current or future cost of goods RTI agrees to refuse the change and to notify PFG of the suppliers offer.

International units will be sold at a fee per case mark-up according to their payment terms.

RTI Year Ending	Cash In Advance	21 Day Letter of Credit	28 Day Letter of Credit	45 Day Letter of Credit
[____]*	$[____]*	$[____]*	$[____]*	$[____]*
[____]*	$[____]*	$[____]*	$[____]*	$[____]*
[____]*	$[____]*	$[____]*	$[____]*	$[____]*
[____]*	$[____]*	$[____]*	$[____]*	$[____]*

Tabletop, smallwares, and equipment items costing more than $[____]* for international will be sold at cost plus [____]*%.

Shipments to Hawaii and Alaska are priced as international units.

International orders will be processed only after obtaining approval from RTI.

PFG will deliver to a port within the PFG distribution center’s normal delivery area, or product can be F.O.B. PFG’s dock, and PFG will help to consolidate and maximize the customer’s outbound container.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT “B”

[____]*

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT “C”

The procedures outlined below are to be followed by all outside/common carriers that deliver to all PFG:

1.

All products that is delivered to PFG must be delivered on 40x48 pallets with the proper tie and high, and segregated by item for the receiving clerk to check the product by manifest and /or purchase order.

2.	Any product that does not meet PFG quality standards or is damaged will be refused and noted on the manifest with the driver initialing the change on the invoice.
3.	ALL DELIVERIES WILL BE ACCEPTED ON AN APPOINTMENT BASIS. PFG reserves the right to accept a delivery without an appointment.
4.	If the driver(s) would like assistance in unloading their truck the service will be provided by PFG at an approved lumping service or a reasonable rate.
5.

If the driver(s) decline assistance in unloading their truck, they will be given a reasonable amount of time to complete unloading (to be determined by Performance Food Group before unloading begins). If the allotted time is exceeded, a $[____]* per hour fee will be charged for the use of our docks.

1.	All payments for assistance in unloading will be made by CASH or COMCHECK. A receipt will be given for cash payment.
2.	All rates to be charged for unloading will be agreed upon before the unloading begins.
3.	Rates for unloading trucks are as follows:

[____]*

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT D

DIESEL FUEL COST ADJUSTMENT

[____]*

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT “E”

TERMS

[____]*

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT “F”

10/30/06

COMMITMENTS FROM THE CUSTOMER

[_____]*

Cost Containment

The profit margin of a “Prime Vendor” contract dictates that the distributor operate under a sound cost containment policy in relation to inventory turns, orders placed at the agreed upon times, cooperation in quickly receiving the merchandise, and payment according to the agreed upon payment terms. This Agreement has been customized to meet Customer’s requirements while minimizing each of these distributor cost areas. Customer agrees to exercise its good faith cooperation with PFG in implementing these cost containment practices.

Exhibit "G"
Bloomington Stores

Count	Store #	City	State	Count	Store #	City	State	Count	Store #	City	State

1	7718	Davenport	IA	36	2084	London	KY	70	7343	Plymouth	MN
2	7365	Davenport 12/19/02	IA	37	4520	Louisville	KY	71	2199	Roseville	MN
3	7120	Aurora	IL	38	4517	Louisville	KY	72	3629	Cape Girardeau	MO
4	7170	Bloomingdale	IL	39	2082	Somerset	KY	73	7883	Columbia *	MO
5	7792	Bloomington	IL	40	7074	Bay City	MI	74	7461	Festus	MO
6	7703	Bourbonnais	IL	41	7044	Cadillac	MI	75	7884	Jefferson City *	MO
7	7827	DeKalb	IL	42	7089	Chesterfield Township	MI	76	4167	Poplar Bluff	MO
8	7151	Downers Grove	IL	43	7574	Farmington Hills	MI	77	7459	St. Louis	MO
9	7464	Fairview Heights	IL	44	7067	Fenton	MI	78	7462	St. Louis	MO
10	7133	Gurnee	IL	45	7058	Flint	MI	79	7458	St. Peters	MO
11	7112	Lincolnwood	IL	46	7075	Fort Gratiot	MI	80	7460	Sunset Hills	MO
12	2657	Marion	IL	47	7594	Frenchtown Township	MI	81	4366	Athens	OH
13	7145	Melrose Park	IL	48	7043	Gaylord	MI	82	4358	Cambridge	OH
14	7740	Morton	IL	49	7316	Holland	MI	83	3972	Cincinnati	OH
15	7137	Orland Park	IL	50	7323	Kentwood	MI	84	2855	Cincinnati	OH
16	7737	Peoria	IL	51	7046	Midland	MI	85	2845	Cincinnati	OH
17	7786	Quincy	IL	52	7084	Mt Pleasant 2/18/03	MI	86	3765	Columbus	OH
18	7168	Rockford	IL	53	7361	Muskegon	MI	87	3739	Columbus	OH
19	7126	Schaumburg	IL	54	7556	Novi	MI	88	2996	Dayton	OH
20	7181	Skokie	IL	55	7355	Okemos	MI	89	4228	Dublin	OH
21	7810	Springfield	IL	56	7303	Portage	MI	90	4315	Elida	OH
22	7144	Vernon Hills	IL	57	7606	Roseville	MI	91	4215	Elyria	OH
23	7653	Anderson	IN	58	7052	Saginaw	MI	92	3196	Findlay	OH
24	7377	Angola	IN	59	7041	Sterling Heights	MI	93	4724	Grove City	OH
25	7346	Ft. Wayne	IN	60	7581	Sterling Heights	MI	94	3355	Heath	OH
26	7655	Indianapolis	IN	61	7599	Taylor	MI	95	3761	Huber Heights	OH
27	7654	Indianapolis	IN	62	7045	Traverse City	MI	96	4691	Mason	OH
28	7652	Kokomo	IN	63	7539	Troy	MI	97	3172	Medina	OH
29	7651	Lafayette	IN	64	7063	Waterford	MI	98	4376	Milford	OH

30	7310	Merrillville	IN	65	7608	Westland	MI	99	4387	Mt Vernon	OH
31	7368	Warsaw	IN	66	7345	Apple Valley	MN	100	4519	N Olmsted	OH
32	4685	Cold Springs	KY	67	2195	Bloomington	MN	101	3641	Sandusky	OH
33	2194	Lexington	KY	68	2186	Champlin	MN	102	2952	Toledo	OH
34	2142	Lexington	KY	69	2197	Edina	MN	103	4237	Zanesville	OH
35	2092	Lexington	KY

* Restaurants that PFG prefers to be served by a west of the Mississippi distributor (Columbia & Jefferson City, Missouri)

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT “H”

10/26/06

[____]*

EXHIBIT I

RUBY TUESDAY EXISTING PRODUCTS

Item #	Pack/Size		Vendor	Description	Customer Category
138950	2/5 LB	CS	OSCAR M	BACON BIT REAL PIECES	100	50060	FOOD
208380	2/5 LB	CS	SUGRDLE	BACON BIT	100	50060	FOOD
138800	4/300 SL	CS	OSCAR	BACON SLICED PRE-COOKED	100	50060	FOOD
208040	1/1200 CT	CS	SUGRDLE	BACON SLICED COOKED	100	50060	FOOD
711170	4/5 LB	CS	RTI	POTATO BASE SOURCREAM & CHIVE	100	50060	FOOD
271200	1/25 LB	CS	RTI	BREADER CHIX TENDER FRY FLOUR	100	50060	FOOD
103300	6/10	CS	HANOVER	GARBANZO BEANS	100	50060	FOOD
742130	6/10	CS	ALLENS	GARBANZO BEANS	100	50060	FOOD
560610	30/8 OZ	CS	MTN CTY	BEEF PATTY 75/25	100	50060	FOOD
755870	60/3.2 OZ	CS	MTN CTY	BEEF PATTY KID'S SEASONED IQF	100	50060	FOOD
560640	8/2.5 LB	CS	MTN CTY	BEEF SKEWERED PIECES	100	50060	FOOD
340150	32/8 OZ PK	CS	MTN CTY	BEEF TIP SEASONED SIRLOIN	100	50060	FOOD
340140	32/8 OZ PK	CS	FREEDMN	BEEF TIP SEASONED SIRLOIN	100	50060	FOOD
322500	6/10	CS	POC	BEETS SLICED MED. FANCY	100	50060	FOOD
149590	56/CT	CS	RUBYTUE	BREAD GARLIC PRE-CUT	100	50060	FOOD
516000	8/12 CT.	CS	ALPHA	BREAD BUN SESAME 3.5"	100	50060	FOOD
100820	12/6 CT	CS	WOLFERM	ENGLISH MUFFINS	100	50060	FOOD
116000	8/6 CT	CS	MEYERS	BREAD ITALIAN SUB	100	50060	FOOD
241260	24/12 CT	CS	RUDY'S	SUPER SOFT FLOUR TORTILLA 6"	100	50060	FOOD
171010	4/3 LB	CS	RTI	BROCCOLI FLORETTES	100	50060	FOOD
277010	4/3 LB	CS	RTI	BROCCOLI FLORETTES	100	50060	FOOD
863330	1/20 LB	CS	DOLE	BROCCOLI ICED RUBY TUESDAY	100	50060	FOOD
501000	36/5 OZ.	CS	VEGGLND	BURGER VEGGIE ORIGINAL	100	50060	FOOD
170800	36/1 LB	CS	HILDALE	BUTTER SOLID	100	50060	FOOD
315850	4/5 LB	CS	ZANDERS	BUTTER FINEST WHIPPED TUBS	100	50060	FOOD
137150	4/6.25 #	CS	RTI	CHOCOLATE TALLCAKE	100	50060	FOOD
137140	1/4 CT.	CS	RTI	CAKE CHOCOLATE COOKIE TALLCAK	100	50060	FOOD
400550	4/CT	CS	RTI	DULCE DE LECHE	100	50060	FOOD
137050	4/6.25 #	CS	RTI	STRAWBERRY TALLCAKE	100	50060	FOOD
137040	1/4 CT.	CS	RTI	CAKE STRAWBERRY TALLCAKE	100	50060	FOOD
551150	20/LB	CS	TROPCAL	STARMINTS BARAKA	100	50060	FOOD
221010	2/5 LB	CS	RTI	CARROTS SHREDDED	100	50060	FOOD
121010	2/5 LB	CS	RTI	CARROTS SHREDDED	100	50060	FOOD
751490	4/5 LB	CS	DURRETT	CHEESE AM SHARP SLICED	100	50060	FOOD
758900	8/2.5 LB	CS	DURRETT	CHEESE BLUE CRUMBLE	100	50060	FOOD
751690	10/1 LB	CS	DURRETT	CHEESE CHED SLICED MLD 4X4	100	50060	FOOD
771040	4/5 LB	CS	DURRETT	CHEESE CHED/JACK BLEND SHRED	100	50060	FOOD
751540	10/1 LB	CS	DURRETT	CHEESE CHED SHARP SL	100	50060	FOOD
111540	4/5 LB	CS	DF-RTI	CHEESE COTTAGE	100	50060	FOOD
751560	10/1 LB	CS	DURRETT	CHEESE MONT JACK SLICED 4X4	100	50060	FOOD
754900	6/2.5 LB	CS	DURRETT	CHEESE PARMESAN SHREDED	100	50060	FOOD
442390	8/1.5 LB	CS	L-O-L	CHEESE PEPPER JACK SLI NAT	100	50060	FOOD
751610	10/1 LB	CS	DURRETT	CHEESE PEPPER JACK	100	50060	FOOD
959390	8/3 LB	CS	RTI	CHEESE PLANK BREADED MOZZ	100	50060	FOOD
751550	10/1 LB	CS	DURRETT	CHEESE SWISS SLICED 4X4	100	50060	FOOD

Item #	Pack/Size		Vendor	Description	Customer Category
256790	4/CT	CS	RUBYTUE	CHEESECAKE PLAIN 8 CUT	100	50060	FOOD
330100	4/5 LB	CS	RTI	WHITE CHICKEN CHILI	100	50060	FOOD
242100	64/5 OZ	CS	KEYSTON	CHIX BREAST MARINATED	100	50060	FOOD
632410	5/5 LB	CS	KYSTONE	CHIX BRST BRD 5 OZ THIN RTI	100	50060	FOOD
162500	1/20 LB	CS	KEYSTON	CHIX NUGGET BREADED	100	50060	FOOD
242200	8/5 LB	CS	KEYSTON	CHIX TENDERS RAW CUT	100	50060	FOOD
13650	6/5 LB	CS	SANDERS	CHIX TENDERS CTR SPLIT"CIGAR"	100	50060	FOOD
682130	8/5 LB	CS	KEYSTNE	CHIX WING BROILER PORTION RTI	100	50060	FOOD
311100	1/25 LB	CS	RED V	COCONUT TOASTED	100	50060	FOOD
184000	128/2.25 OZ	CS	R/CUP	COFFEE FANCY GOURMET	100	50060	FOOD
858200	128/2 OZ	CS	ROY CUP	COFFEE GOURMET DECAF	100	50060	FOOD
321100	4/5 LB	CS	DOLE	COLE SLAW / BAGGIE	100	50060	FOOD
294900	2/4.25 LB	CS	NABISCO	OREO COOKIE CRUMBS MEDIUM PCS	100	50060	FOOD
321000	6/75 OZ	CS	GRGIANT	CORN WHOLE KERNAL GREEN GIANT	100	50060	FOOD
182150	4/20 CT	CS	CARNGTN	CRAB CRAWFISH CAKE 2 OZ RTI	100	50060	FOOD
533510	500/2 CT	CS	NABISCO	CRACKER PREMIUM SALTINE	100	50060	FOOD
533650	400/2 CT	CS	NABISCO	CRACKERS WAVERLY WAFER	100	50060	FOOD
610600	12/32 OZ	CS	DF-RTI	CREAM HALF & HALF UHT QUARTS	100	50060	FOOD
23340	402/3/8 OZ	CS	DF-RTI	CREAMER CUP HALF & HALF UHT	100	50060	FOOD
651000	12/PINT	CS	DF-RTI	CREAMER HALF AND HALF UHT	100	50060	FOOD
183650	15/LB	CS	ALPHA	CROUTON DARK	100	50060	FOOD
330150	4/5 LB	CS	RTI	DIP THREE CHEESE SPINACH DIP	100	50060	FOOD
333010	4/5 LB	CS	RTI	SPINACH ARTICHOKE DIP	100	50060	FOOD
396000	4/1 GAL	CS	RTI	DRESSING BLUE CHEESE	100	50060	FOOD
386000	4/1 GAL	CS	RTI	DRESSING BALSAMIC VINEGAR FF	100	50060	FOOD
842000	4/1 GAL	CS	RTI	DRESSING COLE SLAW	100	50060	FOOD
387100	4/1 GAL	CS	RTI	DRESSING CAESAR	100	50060	FOOD
380100	4/1 GAL	CS	RTI	DRESSING RED FRENCH	100	50060	FOOD
381200	4/1 GAL	CS	RTI	DRESSING HOT BACON	100	50060	FOOD
392200	4/1 GAL	CS	RTI	DRESSING HONEY MUSTARD	100	50060	FOOD
382000	4/1 GAL	CS	RTI	DRESSING HONEY MUST RED FAT	100	50060	FOOD
395100	4/1 GAL	CS	RTI	DRESSING ITALIAN FF	100	50060	FOOD
394100	4/1 GAL	CS	RTI	DRESSING RANCH	100	50060	FOOD
608100	4/1 GAL	CS	RTI	DRESSING RANCH REDUCED FAT	100	50060	FOOD
393100	4/1 GAL	CS	RTI	DRESSING RASP VIN FAT FREE	100	50060	FOOD
384000	4/1 GAL	CS	RTI	DRESSING THOUSAND ISLAND	100	50060	FOOD
383000	4/1 GAL	CS	RTI	VINAIGRETTE DRESSING	100	50060	FOOD
606010	12/12 CT	CS	MICHAEL	EGG HARD BOILED DRY PAC RTI	100	50060	FOOD
500360	8/18 CT	CS	SUN/FSH	EGG HARD BOILED PILLOW PACK	100	50060	FOOD
305520	4/3 LB	CS	RTI	FAJITA MIX FRESH	100	50060	FOOD
110420	4/3 LB	CS	CLUB CH	FAJITA MIX FRESH	100	50060	FOOD
169660	4/10 LB	CS	REGAL S	FISH TILAPIA FILET 6-8 OZ	100	50060	FOOD
819601	1/32 OZ	EA	BARON	VANILLA EXTRACT PURE	100	50060	FOOD
143170	1/25 LB	CS	GOLD MD	FLOUR H & R PLAIN	100	50060	FOOD
557070	1/25 LB	BG	PIONEER	FLOUR H & R	100	50060	FOOD
462300	6/17 OZ	CS	WESSON	PAN COATING AERESOL	100	50060	FOOD
394680	12/32 OZ	CS	ITLROSE	GARLIC FRESH CHOPPED IN OIL	100	50060	FOOD
333310	8/1 LB	CS	CLUB CH	GREEN ONIONS	100	50060	FOOD
730030	8/1 LB	CS	FRESH X	GREEN ONIONS	100	50060	FOOD

Item #	Pack/Size		Vendor	Description	Customer Category
299790	32/8 OZ	CS	AVOMEX	GUACAMOLE	100	50060	FOOD
389270	4/1GL 12#	CS	GROEB F	HONEY CLOVER PURE	100	50060	FOOD
389271	1/1GL 12#	EA	GROEB F	HONEY CLOVER PURE	100	50060	FOOD
393670	6/32 OZ	CS	ITLROSE	HORSERADISH PREPARED	100	50060	FOOD
489601	50/CT	EA	CARNATN	HOT COCOA MIX	100	50060	FOOD
489600	6/50-1 OZ	CS	CARNATN	HOT COCOA MIX 347982	100	50060	FOOD
550010	1/3 GL	CS	DARIFAI	ICE CREAM 12% VANILLA	100	50060	FOOD
864020	8/64 OZ	CS	MUSLMAN	APPLE JUICE	100	50060	FOOD
411050	48/4 OZ	CS	ARDMORE	JUICE APPLE IND CUP	100	50060	FOOD
433210	12/32 OZ	CS	DUET	LEMON JUICE CONCENTRATE	100	50060	FOOD
343010	12/46 OZ	CS	SACREMN	TOMATO JUICE SACREMENTO	100	50060	FOOD
382870	1000/9 GR	CS	HUNTS	TOMATO KETCHUP INDIVIDUAL	100	50060	FOOD
488400	200/11 GR	CS	HEINZ	TOMATO KETCHUP INDIVIDUAL	100	50060	FOOD
451450	24/14 OZ	CS	HEINZ	TOMATO KETCHUP RED SQZ BOTTLE	100	50060	FOOD
381810	20/17 OZ	CS	HUNTS	TOMATO KETCHUP SQUEEZE BOTTLE	100	50060	FOOD
711800	4/5 LB	CS	DOLE	LETTUCE SHREDDED 1/8	100	50060	FOOD
487820	200/.4 OZ	CS	HELMANS	MAYONNAISE INDIVIDUAL	100	50060	FOOD
487810	200/.4375	CS	HELMANS	MAYO INDV "LIGHT"	100	50060	FOOD
911200	4/1 GAL	CS	RTI	MAYONNAISE PREMIUM	100	50060	FOOD
66420	6/.5 GL	CS	DF-RTI	MILK REDUCED FAT 2% UHT	100	50060	FOOD
334090	10/2 LB	CS	RTI	BRUSCHETTA MIX	100	50060	FOOD
403970	12/8 OZ	CS	HEINZ	MUSTARD POURABLE BOTTLE	100	50060	FOOD
113100	200/4 OZ.	CS	G POUPN	MUSTARD DIJON IND GREY POUPON	100	50060	FOOD
404030	12/10 OZ	CS	GPOUPON	MUSTARD DIJON SQUEEZE BOTTLE	100	50060	FOOD
488500	200/5.5GM	CS	FRENCHS	MUSTARD INDIVIDUAL	100	50060	FOOD
403900	4/1 GL	CS	FRENCHS	MUSTARD YELLOW CLASSIC	100	50060	FOOD
531660	6/10#	CS	LA CHOY	RICE NOODLES	100	50060	FOOD
872000	6/3 LB	CS	BLUE DI	NUT ALMOND TOASTED SLICED NAT	100	50060	FOOD
130610	6/3.5 LB	CS	TROPCAL	PEANUTS GRANULATED	100	50060	FOOD
140420	10/LB	CS	RTI	HONEY ROASTED PECANS	100	50060	FOOD
183210	6/2 LB	CS	TROPCAL	NUT WALNUT PIECES COMB MED	100	50060	FOOD
999640	1/1	CS	BUNGE	SHORTENING FRY TEST KIT	100	50060	FOOD
600770	6/GAL	CS	SANTA L	OLIVE OIL	100	50060	FOOD
121700	12/17 OZ	CS	SANTA L	OLIVE OIL PURE SANTA LUCIA	100	50060	FOOD
523680	35/LB	CS	ELITE	OIL POUR 'N FRY ULTRA LIFE	100	50060	FOOD
253350	35/LB	CS	IMPERIA	OIL VEGETABLE SALAD IMPERIAL	100	50060	FOOD
428280	2/17.5 LB	CS	SUNYLND	OLEO LIQUID MARGARINE	100	50060	FOOD
428220	30/1 LB	CS	RUBY T	MARGARINE SOLIDS OLEO ALL VEG	100	50060	FOOD
389200	6/#10	CS	DUET	OLIVES SLICED RIPE	100	50060	FOOD
389500	4/1GL	CS	REMA	OLIVE STUFF MANZ	100	50060	FOOD
380850	4/5 LB	CS	RTI	RED ONION SLABS 1/4"	100	50060	FOOD
700020	4/5 LB	CS	RTI	RED ONION SLABS 1/4"	100	50060	FOOD
122530	8/1.5 LB	CS	RUBYTUE	ONION STRAWS	100	50060	FOOD
122510	8/1.5 LB	CS	RUBYTUE	ONION STRAWS	100	50060	FOOD
128500	4/5 LB	CS	RTI	PASTA MACARONI AND CHEESE	100	50060	FOOD
229300	1/20 LB	CS	ITAL	LINGUINI	100	50060	FOOD
186600	2/10 LB	CS	DAKOTA	LINGUINI PASTA 10"	100	50060	FOOD
222210	20/LB	CS	ITALPAS	PENNE RIGATE PASTA	100	50060	FOOD
221800	20/LB	CS	ITALPAS	ROTINI PASTA	100	50060	FOOD

Item #	Pack/Size		Vendor	Description	Customer Category
154550	12/2.5 LB	CS	PICTSWT	PEA GREEN "A"	100	50060	FOOD
389330	6/10	CS	DUET	PEACH SLICES IN LIGHT SYRUP	100	50060	FOOD
389450	6/10	CS	REMA	PEAR HALVES HARVEST OF EDEN	100	50060	FOOD
397850	4/1 GL	CS	POCO	BANANA PEPPER MILD SLICED	100	50060	FOOD
544100	4/1 GL	CS	DEAN	CHERRY PEPPERS MILD	100	50060	FOOD
873900	6/10	CS	CASA FE	JALAPENOS PEPPERS NACHO SLICE	100	50060	FOOD
272100	4/1 GL	CS	EDEN	PEPPERONCINI	100	50060	FOOD
658660	6/#10 BAG	CS	HEINZ	PICKLE CHIP DILL (POUCH PACK)	100	50060	FOOD
927000	6/10 IN	CS	CHEF P	PIE APPLE HI-PI UNBAKED	100	50060	FOOD
137250	8/2.25 #	CS	RTI	CHOCOLATE CHIP PIE	100	50060	FOOD
137240	8/9 IN.	CS	RTI	PIE CHOCOLATE CHIP	100	50060	FOOD
381860	6/10	CS	DUET	PINEAPPLE CHUNKS IN NAT JUICE	100	50060	FOOD
768350	4/5 LB	CS	EXCEL	PORK SLICED	100	50060	FOOD
327700	6/16 OZ	CS	FRENCHS	POTATO STICKS	100	50060	FOOD
128800	6/2.5 LB	CS	LAMB	SWEET POTATO FRIES	100	50060	FOOD
360300	6/6 LB	CS	RUBY TU	POTATO THIN REG CUT FROZEN PO	100	50060	FOOD
6220	50/LB	CS	AGRIFSH	POTATOES BAKER 50 CT	100	50060	FOOD
208400	6/#10	CS	L LEAF	PUDDING CHOCOLATE LUCKY LEAF	100	50060	FOOD
123550	10/LB	CS	REMA	RAISIN	100	50060	FOOD
446110	1/30	CS	RTI	RIB BABYBACK 1.75 DN RTI	100	50060	FOOD
116600	1/30	CS	CURLY'S	RIB BABYBACK 1.75 DN RTI	100	50060	FOOD
517510	30/LB	CS	MAPLEAF	RIB BABYBACK 1.75#/DN RTI	100	50060	FOOD
446120	1/44 LB	CS	ESS	RIB PORK LOIN BACK RTI	100	50060	FOOD
242080	1/50 LB	CS	RICLAND	RICE DELTA STAR PARBOILED	100	50060	FOOD
644000	150/5 OZ	CS	SAGE	RICE PILAF PREPARED	100	50060	FOOD
788100	6/2 LB	CS	DOLE	ROMAINE CHOPPED	100	50060	FOOD
791900	4/5 LB	CS	DOLE	ROMAINE CLASIC MIX	100	50060	FOOD
672140	2/5 LB	CS	ORVAL	SALAD FOUR BEAN	100	50060	FOOD
310470	3/10 LB	CS	SANDRID	SALAD GREEK FETA PASTA	100	50060	FOOD
310420	3/10 LB	CS	SANDRID	SALAD ZESTY BOWTIE PASTA	100	50060	FOOD
310140	3/10 LB	CS	SANDRID	SALAD BAKED POTATO REST STYLE	100	50060	FOOD
310150	3/10 LB	CS	SANDRID	SALAD TEXAS REDSKIN POTATO	100	50060	FOOD
330130	4/1 GL	CS	PENNY'S	SALSA MEDIUM FRESH	100	50060	FOOD
324000	4/5 LB	CS	RTI	SAUCE ALFREDO (NEW RECIPE)	100	50060	FOOD
330140	4/5 LB	CS	RTI	SAUCE HERBED ALFREDO	100	50060	FOOD
405680	4/1 GL	CS	CATTLMN	BARBECUE SAUCE GOLD CATTLEMAN	100	50060	FOOD
143510	4/1 GAL	CS	RTI	HONEY BBQ SAUCE	100	50060	FOOD
481000	4/1 GAL	CS	RTI	BARBECUE SAUCE	100	50060	FOOD
330040	10/2 LB	CS	RTI	STEAK BUTTER	100	50060	FOOD
391000	4/1 GAL	CS	RTI	SAUCE COCKTAIL	100	50060	FOOD
330020	10/2 LB	CS	RTI	DEMI GLAZE SAUCE	100	50060	FOOD
403450	4/1 GL	CS	FRANKS	SAUCE RED HOT ORGINAL FRANK'S	100	50060	FOOD
403451	1/1 GL	EA	FRANKS	SAUCE HOT RED PLASTIC JUG	100	50060	FOOD
622000	4/1 GAL	CS	TEXPETE	SAUCE HOT TEXAS PETE	100	50060	FOOD
193000	4/5 LB	CS	RTI	SAUCE MARINARA	100	50060	FOOD
330110	4/5 LB	CS	RTI	SAUCE ORANGE PEANUT	100	50060	FOOD
403260	12/5 OZ.	CS	TABASCO	SAUCE HOT RED PEPPER SAUCE	100	50060	FOOD
109020	4/1 GAL	CS	RTI	SAUCE REMOULADE DIPPING	100	50060	FOOD
263000	4/5 LB	CS	RTI	SAUCE RICE PILAF	100	50060	FOOD

Item #	Pack/Size		Vendor	Description	Customer Category
278000	6/3 LB	CS	RTI	SAUCE SALSA BLACK BEAN (NEW)	100	50060	FOOD
403180	12/5 OZ.	CS	KIKKOMN	SAUCE SOY	100	50060	FOOD
274000	4/5 LB	CS	RTI	SAUCE SPINACH CON QUESO	100	50060	FOOD
403000	24/5 OZ	CS	HEINZ	STEAK SAUCE HEINZ 57	100	50060	FOOD
402800	24/5 OZ	CS	A-1	STEAK SAUCE A-1 NABISCO	100	50060	FOOD
867001	1/1 GAL	EA	RTI	SAUCE TARTAR	100	50060	FOOD
839990	100/1.5 OZ	CS	KENS	SAUCE TARTAR IND	100	50060	FOOD
530800	4/1 GL	CS	FRENCHS	WORCHESTERSHIRE SAUCE	100	50060	FOOD
402500	24/5 OZ	CS	L & P	WORCHESTERSHIRE SAUCE ORGINAL	100	50060	FOOD
905700	6/7 LB	CS	NEWLYWD	RIB SEASONING RUBY TUESDAY'S	100	50060	FOOD
560500	12/22 OZ	CS	BARON	CHILI RUB SEASONING RED	100	50060	FOOD
155500	12/8.75 OZ	CS	BARONS	SEASONING NEW ORLEANS	100	50060	FOOD
110230	12/2 LB	CS	RTI	BLACKENED SEASONING FISH	100	50060	FOOD
186100	24/4 OZ	CS	BARON	SEASONING SENSATION SAL FREE	100	50060	FOOD
752500	6/7 LB	CS	BARON	RIB SEASONING RUBY TUESDAY'S	100	50060	FOOD
212800	60/8 OZ	CS	RTI	SHRIMP COUNTRY FRIED 41/50CT	100	50060	FOOD
211770	4/5 LB	CS	RTI	SHRIMP 36/40 P&D TAIL OFF	100	50060	FOOD
460230	4/1 GL	CS	WRIGHTS	LIQUID SMOKE SEASONING	100	50060	FOOD
423550	1/5GL BNB	CS	CHERRY	CHERRY COKE SYRUP BNB	100	50060	FOOD
423790	1/5GL BNB	CS	D-COKE	CAFFEINE FREE DIET COKE SYRUP	100	50060	FOOD
423510	1/5GL BNB	CS	COKE	COCA COLA CLASSIC SYRUP BNB	100	50060	FOOD
424110	1/5GL BNB	CS	DI-COKE	DIET COKE SYRUP BNB	100	50060	FOOD
423780	1/5GL BNB	CS	HI-C	PUNCH FLASHIN' FRUIT BNB	100	50060	FOOD
423740	1/2.5 BNB	CS	MSTR MX	GINGER ALE BNB MASTER POUR	100	50060	FOOD
423580	1/5GL BNB	CS	MINMAID	LEMONADE MINUTE MAID BNB ORIG	100	50060	FOOD
423840	1/5GL BNB	CS	MEL-YEL	MELLO YELLO SYRUP BNB	100	50060	FOOD
424540	1/5GL BNB	CS	PIBBXTR	MR PIBB EXTRA SYRUP BNB	100	50060	FOOD
423760	1/5GL BNB	CS	BARQ'S	ROOT BEER SYRUP BNB BARQ'S	100	50060	FOOD
423810	1/5GL BNB	CS	SPRITE	SPRITE SYRUP BNB	100	50060	FOOD
202710	24/12 OZ	CS	IBC	ROOT BEER REG LONG NECK	100	50060	FOOD
330280	4/5 LB	CS	RTI	SOUP BROC AND CHEESE	100	50060	FOOD
330030	4/5 LB	CS	RTI	SOUTHWESTERN CHOWDER	100	50060	FOOD
430000	4/5 LB	CS	RTI	SOUP FRENCH ONION	100	50060	FOOD
990000	4/5 LB	CS	RTI	SOUP ITALIAN STYLE VEG RTI	100	50060	FOOD
640010	4/5 LB	CS	DF-RTI	SOUR CREAM REAL	100	50060	FOOD
501101	1/1 LB	EA	BARON	ALLSPICE GROUND	100	50060	FOOD
552101	1/32 OZ	EA	BARON	SPICE CELERY SALT	100	50060	FOOD
552100	12/32 OZ	CS	BARON	SPICE CELERY SALT	100	50060	FOOD
574111	1/16 OZ	EA	BARON	SPICE CILANTRO FLAKE	100	50060	FOOD
581101	1/16 OZ	EA	BARON	CINNAMON GROUND	100	50060	FOOD
593001	1/16 OZ	EA	BARON	SPICE CUMIN GRD CAMINO	100	50060	FOOD
623101	1/40 OZ	EA	BARON	SPICE GARLIC SALT	100	50060	FOOD
615001	1/24 OZ	EA	BARON	SPICE GARLIC GRANULATED	100	50060	FOOD
617001	1/16 OZ	EA	BARON	SPICE GARLIC POWDER	100	50060	FOOD
542301	1/24 OZ	EA	BARON	SPICE JERK SEASONING	100	50060	FOOD
689991	1/5 OZ	EA	BARON	OREGANO LEAVES	100	50060	FOOD
697001	1/16 OZ	EA	BARON	PAPRIKA	100	50060	FOOD
703301	1/2 OZ	EA	BARON	SPICE PARSLEY FLAKES	100	50060	FOOD
225321	1/10 OZ	EA	SAUER	SPICE PARSLEY FLAKE #915498	100	50060	FOOD

Item #	Pack/Size		Vendor	Description	Customer Category
612400	12/28 OZ	CS	BARON	FRENCH FRY SEASONING	100	50060	FOOD
711101	1/5 LB	EA	BARON	SPICE PEPPER BLACK CAFE GRD	100	50060	FOOD
727401	1/9.5 OZ	EA	BARON	SPICE PEPPER SUPREME	100	50060	FOOD
728001	1/16 OZ	EA	BARON	SPICE PEPPER WHITE GROUND	100	50060	FOOD
710101	1/16 OZ	EA	BARON	SPICE PEPPER BLK CAFE GRD	100	50060	FOOD
716000	12/16 OZ	CS	BARON	SPICE PEPPER BLK WHOLE	100	50060	FOOD
727400	12/9.5 OZ	CS	BARON	SPICE PEPPER SUPREME	100	50060	FOOD
722001	1/14 OZ	EA	BARON	SPICE PEPPER CAYENNE GRD	100	50060	FOOD
722441	1/12 OZ	EA	BARON	PEPPER CRUSHED RED	100	50060	FOOD
771700	20/LB	CS	BARON	SALT DENDRITIC	100	50060	FOOD
461800	24/26 OZ	CS	POC/MOR	SALT IODIZED MORTON	100	50060	FOOD
222900	6/5 LB	CS	VENTURA	SPREAD GARLIC	100	50060	FOOD
390090	24/12 OZ	CS	MTN CTY	STEAK RIBEYE	100	50060	FOOD
390070	24/12 OZ	CS	MT CITY	STEAK STRIP SEASONED RTI	100	50060	FOOD
390030	24/10 OZ	CS	MTN CTY	STEAK TOP SIRLOIN	100	50060	FOOD
847000	32/7 OZ	CS	AKSARBN	STEAK TOP SIRLOIN	100	50060	FOOD
390020	28/7 OZ	CS	MTN CTY	STEAK TOP SIRLION	100	50060	FOOD
841010	24/10 OZ	CS	AKSRBEN	STEAK TOP SIRLOIN	100	50060	FOOD
116900	2000/CT	CS	RUBY TU	SUGAR BLUE	100	50060	FOOD
507650	12/2 LB	CS	DOMINO	SUGAR GOLDEN BROWN	100	50060	FOOD
508300	50/LB	CS	DOMINO	SUGAR PURE CANE EXTRA FINE	100	50060	FOOD
487140	2000/3 GR	CS	DOMINO	SUGAR INDIVIDUAL	100	50060	FOOD
283060	2000/3 GR	CS	RUBY TU	SUGAR INDIVIDUAL	100	50060	FOOD
102960	3/2 LB	CS	REMA	SUNFLOWER SEEDS	100	50060	FOOD
489210	2000/CT	CS	EQUAL	SWEETNER EQUAL	100	50060	FOOD
116890	2000/CT	CS	RUBY TU	SWEETNER PINK	100	50060	FOOD
589170	3000/CT	CS	SWTNLOW	SWEET 'N LOW	100	50060	FOOD
502140	36/4 OZ	CS	ROYAL C	TEA BAG W/FILTERS ROYAL CUP	100	50060	FOOD
502300	10/100 IND	CS	ROY CUP	TEA BAGS ENVELOPE ROYAL CUP	100	50060	FOOD
502301	100/CT	EA	ROY CUP	TEA BAGS ENVELOPE ROYAL CUP	100	50060	FOOD
839010	1/2.5 GAL	CS	NESTEA	PEACH TEA BNB	100	50060	FOOD
553320	1/2.5 GAL	CS	NESTEA	RASPBERRY ICED TEA BNB	100	50060	FOOD
100940	4/5 LB	CS	RTI	TOMATOES DICED FRESH 1/4	100	50060	FOOD
305460	4/5 LB	CS	RTI	TOMATOES DICED FRESH	100	50060	FOOD
305230	4/5 LB	CS	RTI	TOMATOES SLICED FRESH "	100	50060	FOOD
101190	4/5 LB	CS	RTI	TOMATOES SLICED FRESH "	100	50060	FOOD
221100	6/10	CS	JHS	TOPPING CARAMEL FUDGE	100	50060	FOOD
437100	6/10	CS	JHS	FUDGE TOPPING OLD FASHIONED	100	50060	FOOD
654600	12/15 OZ	CS	D FAIR	TOPPING WHIP CREAM LT ARESOL	100	50060	FOOD
171000	25/ #	CS	SUPER L	6" WHITE CORN TORTILLAS QTRS	100	50060	FOOD
821000	12/12 CT	CS	SUPER L	TORTILLA FLOUR 12" PRESSED	100	50060	FOOD
172500	12/20 CT	CS	SUPER L	TORTILLA FLOUR 6"	100	50060	FOOD
909700	6/81 OZ	CS	DOLE	TROPICAL FRUIT BLEND	100	50060	FOOD
225960	30/5.33 OZ	CS	P PRIDE	TURKEY BURGER MED GARLIC	100	50060	FOOD
651410	2/10 LB	CS	PERDUE	TURKEY CURED JULIENNE	100	50060	FOOD
701560	10/2.5 LB	CS	PERDUE	TURKEY SLICED PORTIONED RTI	100	50060	FOOD
185000	12/12 OZ	CS	HEINZ	VINEGAR BALSAMIC	100	50060	FOOD
179000	12/12 OZ	CS	HEINZ	VINEGAR MALT	100	50060	FOOD
179900	12/12 OZ	CS	HEINZ	VINEGAR RED WINE	100	50060	FOOD

Item #	Pack/Size		Vendor	Description	Customer Category
178800	12/12 OZ	CS	HEINZ	VINEGAR SALAD	100	50060	FOOD
400190	6/1 GL	CS	HEINZ	VINEGAR DISTILLED WHITE	100	50060	FOOD
176170	12/12 OZ	CS	HEINZ	VINEGAR GARLIC FLAVORED	100	50060	FOOD
100700	32/.5 LT	CS	DANNON	WATER NATURAL SPRING	100	50060	FOOD
174800	24/16.9 OZ	CS	DASANI	WATER PURIFIED	100	50060	FOOD
10080	24/11 OZ	CS	PERRIER	WATER SPARKLING MINERAL GLASS	100	50060	FOOD
300400	12/32 OZ	CS	I OASIS	BAR MIX BANANA	110	50010	BAR SUPP
511000	12/1 LITER	CS	FINEST	BLOODY MARY MIX PREMIUM	110	50010	BAR SUPP
901900	12/1 LITER	CS	RUBY T	BLOODY MARY MIX CAJUN AM/BVG	110	50010	BAR SUPP
11800	24/15 OZ	CS	C LOPEZ	CREAM OF COCONUT BAR MIX	110	50010	BAR SUPP
990850	24/15 OZ	CS	COCLOPZ	CREAM OF COCONUT COCO LOPEZ	110	50010	BAR SUPP
200100	12/32 OZ	CS	I OASIS	STRAWBERRY DAQUIRI BAR MIX	110	50010	BAR SUPP
807950	12/1 LITER	CS	FINEST	GRENADINE SYRUP BAR MIX	110	50010	BAR SUPP
114960	12/1 LITER	CS	FINEST	BAR MIX JUICE LIME	110	50010	BAR SUPP
522000	4/1 GAL	CS	RTI	SWEET & SOUR MARGARITA MIX	110	50010	BAR SUPP
200500	12/32 OZ	CS	I OASIS	BAR MIX MANGO	110	50010	BAR SUPP
300100	12/32 OZ	CS	I OASIS	BAR MIX PINA COLADA	110	50010	BAR SUPP
300900	12/32 OZ	CS	I OASIS	BAR MIX RASPBERRY	110	50010	BAR SUPP
300500	12/32 OZ	CS	I OASIS	BAR MIX SWEET AND SOUR	110	50010	BAR SUPP
637200	12/32 OZ.	CS	BACARDI	SWEET N' SOUR MIXER	110	50010	BAR SUPP
588990	1/5 LB	CS	TROPCAL	CANDY GUMMY FISH ASST	110	50010	BAR SUPP
658000	25/LB	CS	WHOPPER	CANDY MALTED MILK BALLS MINI	110	50010	BAR SUPP
271300	6/.5 GL	CS	EDEN	CHERRIES W/STEM MARASCHINO	110	50010	BAR SUPP
501110	1000/CT	CS	RTI	COASTER SAM ADAMS	110	50010	BAR SUPP
108000	24/3 OZ.	CS	MAGIC	FLAVOR RIMMER BLUE	110	50010	BAR SUPP
751260	24/3 OZ.	CS	MAGIC	FLAVOR RIMMER GREEN LIME SALT	110	50010	BAR SUPP
751250	24/3 OZ.	CS	MAGIC	FLAVOR RIMMER STRAWBERRY SALT	110	50010	BAR SUPP
500150	12/32 OZ	CS	I OASIS	ICE CREAM MIX VANILLA	110	50010	BAR SUPP
665540	8/60 OZ	CS	O SPRAY	JUICE CRANBERRY COCKTAIL	110	50010	BAR SUPP
895910	8/60 OZ	CS	O SPRAY	GRAPEFRUIT JUICE RUBY RED	110	50010	BAR SUPP
308830	48/5.52 OZ	CS	OCEAN S	GRAPEFRUIT JUICE WHITE 100%	110	50010	BAR SUPP
665580	8/60 OZ	CS	O SPRAY	JUICE WHITE GRAPEFRUIT 100%	110	50010	BAR SUPP
151630	8/64 OZ	CS	FLORIDA	JUICE ORANGE FLORIDA NATURAL	110	50010	BAR SUPP
342940	48/6 OZ	CS	DOLE	PINEAPPLE JUICE 100%	110	50010	BAR SUPP
342920	12/46 OZ	CS	DOLE	PINEAPPLE JUICE 100%	110	50010	BAR SUPP
343800	48/5.5 OZ	CS	CAMPBEL	JUICE V-8 IND EZO	110	50010	BAR SUPP
637510	12/32 OZ	CS	BACARDI	MIXER BANANA	110	50010	BAR SUPP
637700	12/32 OZ	CS	BACARDI	MIXER ICE CREAM	110	50010	BAR SUPP
637400	12/32 OZ	CS	BACARDI	MIXER RASPBERRY	110	50010	BAR SUPP
267310	4/1 GL	CS	DUET	OLIVES QUEEN STUFFED JUMBO	110	50010	BAR SUPP
424090	1/2.5 GL	CS	MSTR MX	TONIC WATER BNB MASTER POUR	110	50010	BAR SUPP
461920	12/3 LB	CS	MORTON	SALT KOSHER	110	50010	BAR SUPP
279820	6/6-1/2	CS	PACKER	STRAWBERRY SLICE 4+1	110	50010	BAR SUPP
895150	24/24 OZ	CS	HERSHEY	SYRUP CHOCOLATE SQUEEZE	110	50010	BAR SUPP
456450	1000/TO GO	CS	SHEART	CUP FRENCH FRY TO GO	310	73660	PAPER
223330	500/12 OZ	CS	RTI	CUP KIDS COMBO 12 OUNCE	310	73660	PAPER
800820	2400/2 OZ	CS	FT DIX	CUP SOUFFLE PLASTIC 2 OZ	310	73660	PAPER
575950	3000/15X17	CS	PREFER	NAPKIN DINNER 1/8FOLD 2-PLY	310	73660	PAPER
846320	50/3X3.03I	CS	NCR	TAPE PAPER ROLL 3" 194'	310	73660	PAPER

Item #	Pack/Size		Vendor	Description	Customer Category
860100	1/2.5 GL	CS	OASIS	CLEANER ALL PURPOSE 133	320	73612	JANITRL/
546401	1/GAL	EA	BRASSO	CLEANER BRASS POLISH	320	73612	JANITRL/
860380	8/1.75#	CS	ECOLAB	DESTAINER DIP-IT (COFFEE/TEA)	320	73612	JANITRL/
862610	1/2.5 GL	CS	ECOLAB	CLEANER ALL PURP CITRUS WOOD	320	73612	JANITRL/
860130	1/2.5 GL	CS	OASIS	CLEANER FLOOR 115 AMMONIATED	320	73612	JANITRL/
230000	34/LB	CS	SILBRIC	CLEANER FILTER AID SIL-KLEER	320	73612	JANITRL/
866200	4/1 GL	CS	MAGNSOL	FRYER BOIL OUT MAGICLEAN	320	73612	JANITRL/
112270	1/2.5 GL	CS	ECOLAB	CLEANER GLASS OASIS 255 SF	320	73612	JANITRL/
171110	4/1 GL	CS	ECOLAB	CLEANER GREASECUTTER	320	73612	JANITRL/
154610	4/1 GAL	CS	ECOLAB	CLEANER KOOL-KLENE OASIS(FRZ)	320	73612	JANITRL/
107070	1/2.5 GL	CS	ECOLAB	CLEANER MULTI-SURFACE OASIS	320	73612	JANITRL/
860210	2/8 LB	CS	ECOLAB	CLEANER SILVER POWER 12922	320	73612	JANITRL/
189030	12/17 OZ	CS	ECOLAB	CLEANER AEROSOL STAINLESS STL	320	73612	JANITRL/
862500	1/2.5 GL	CS	ECOLAB	CLEANER TILE QUARRY OASIS 125	320	73612	JANITRL/
525570	100/CT	CS	EXCELNT	CLEANER URN ALL PURPOSE	320	73612	JANITRL/
860090	4/1 GL	CS	ECOLAB	DELIMER LIME AWAY 12021	320	73612	JANITRL/
860140	6/9 LB	CS	ECOLAB	DETERGENT DISH SOLID POWER	320	73612	JANITRL/
860240	4/5 LB	CS	ECOLAB	DETERGENT POT/PAN SOLITAIRE	320	73612	JANITRL/
860160	2/5 QT	CS	ECOLAB	DETERGENT BAR STAR	320	73612	JANITRL/
112630	4/1 GAL	CS	ECOLAB	DETERGENT PAN DANDY	320	73612	JANITRL/
151230	2/2 LB	CS	ECOLAB	RINSE AID SPOTFREE OASIS	320	73612	JANITRL/
860110	1/2.5 GL	CS	ECOLAB	SANITIZER QUAT OASIS 144	320	73612	JANITRL/
860170	2/5 QT	CS	ECOLAB	SANITIZER BAR STAR	320	73612	JANITRL/
139790	4/1 GL	CS	ECOLAB	SANITIZER ECO-SAN	320	73612	JANITRL/
860480	16/450 ML	CS	ECOLAB	HAND SOAP CLEAN & SMOOTH ANTI	320	73612	JANITRL/
860450	4/1 GL	CS	ECOLAB	SOAP HAND CLEAN & SMOOTH ANTI	320	73612	JANITRL/
850850	2000/6.5 X7"	CS	TUFFGRD	BAG PREPORTIONING SEVEN DAY	330	73675	SUPPLIES
120190	1000/8X3X15	CS	PACKER	BAG FOOD CLEAR POLY 120NP	330	73675	SUPPLIES
110110	1000/6X3X15	CS	PACKER	BAG FOOD CLEAR POLY 110NP	330	73675	SUPPLIES
629160	1000/6X3X12	CS	CAP/PKR	BAG FOOD PLASTIC CLEAR	330	73675	SUPPLIES
181810	1000/12X18	CS	TUFFGRD	BAG STORAGE FOOD 1/6 SIZE	330	73675	SUPPLIES
617750	2000/6.5X7	CS	TUFFGRD	BAG SANDWICH CLEAR SADDLE	330	73675	SUPPLIES
865030	1000/4X2X8	CS	CAPITAL	BAG SMALL PORTION	330	73675	SUPPLIES
202030	8/2500	CS	ROYAL	NAPKIN BANDS RUBY TUESDAY	330	73675	SUPPLIES
545570	1/LARGE	EA	R&R	BELTS SAFETY LARGE 34-42	330	73675	SUPPLIES
545560	1/MED	EA	R&R	BELTS SAFETY MED 28-36	330	73675	SUPPLIES
545590	1/XXL	EA	R&R	BELTS SAFETY XXLARGE	330	73675	SUPPLIES
874941	1/12X18	EA	KATCHAL	BOARD CUTTING COLOR WHITE	330	73675	SUPPLIES
874931	1/15X20	EA	KATCHAL	BOARD CUTTING COLOR WHITE	330	73675	SUPPLIES
563200	1/24 OZ	EA	SOUTHRN	BROOM HOUSEKEEPING ALL CORN	330	73675	SUPPLIES
673810	1/CT	EA	O/CEDAR	BROOM MAXI ANGLER FLAGGED	330	73675	SUPPLIES
673820	1/30 IN	EA	SOUTHRN	BROOM TOY LOBBY FOR DUST PAN	330	73675	SUPPLIES
557490	1/150 CT	CS	RTI/NCR	CAPTAIN PAD GUEST CHECK RUBY	330	73675	SUPPLIES
521090	1/EACH	CS	OKIDATA	CARTRIDGE TONER MODEL 10I	330	73675	SUPPLIES
392500	100/.75 OZ	CS	SARALEE	CLEANER URN	330	73675	SUPPLIES
523790	2000/CT	CS	RTI	COASTERS CLASSIC GRILL	330	73675	SUPPLIES
707071	1/18 IN	EA	REYNOLD	CUTTER SLIDE 18 "	330	73675	SUPPLIES
808081	1/12 IN	EA	REYNOLD	CUTTER SLIDE 12 "	330	73675	SUPPLIES
230500	2000/.75 IN	EA	DAYDOTS	DAY DOT FRIDAY 2305	330	73675	SUPPLIES

Item #	Pack/Size		Vendor	Description	Customer Category
230110	2000/.75 IN	EA	DAYDOTS	DAY DOT MONDAY 2301	330	73675	SUPPLIES
883460	2000/.75 IN	EA	DAYDOTS	DAY DOT SATURDAY ORANGE 2306	330	73675	SUPPLIES
230710	2000/.75 IN	EA	DAYDOTS	DAY DOT SUNDAY 2307	330	73675	SUPPLIES
230400	2000/.75 IN	EA	DAYDOTS	DAY DOT THURSDAY 2304	330	73675	SUPPLIES
230200	2000/.75 IN	EA	DAYDOTS	DAY DOT TUESDAY 2302	330	73675	SUPPLIES
772300	500/2 IN	EA	DAYDOTS	DAY DOT USE FIRST 7723	330	73675	SUPPLIES
230300	2000/.75 IN	EA	DAYDOTS	DAY DOT WEDNESDAY 2303	330	73675	SUPPLIES
692111	1/# 20	EA	VOLRATH	DISHER YELLOW	330	73675	SUPPLIES
545080	1/1 EA	CS	GAPACI	DISPENSER TOWELMASTER	330	73675	SUPPLIES
567591	1/1 EA	EA	GAPACI	DISPENSER TISSUE TOILET ROLLM	330	73675	SUPPLIES
883490	1/EA	EA	DAYDOT	DISPENSER FOR .75" DOTS 777	330	73675	SUPPLIES
537711	1/	EA	GAPACI	DISPENSER TOILET TISSUE DBLE	330	73675	SUPPLIES
515510	1000/CT	CS	BREWRIT	COFFEE FILTERS BREW RITE	330	73675	SUPPLIES
515530	500/CT	CS	PKR	FILTER ICE TEA TF-13X5	330	73675	SUPPLIES
621000	1/18X500	CS	POC	FOIL ROLL STANDARD WT	330	73675	SUPPLIES
621200	1/18X1M	CS	POC	FOIL ROLL HEAVY DUTY	330	73675	SUPPLIES
510120	10/100CT M	CS	AMBITEX	GLOVE LATEX POWDERED MEDIUM	330	73675	SUPPLIES
120400	12/8X4X3.5	CS	ACS	GRILL BRICK	330	73675	SUPPLIES
483001	1/CT	EA	ROYAL	GRILL SCREEN HANDLE	330	73675	SUPPLIES
627261	1/20 CT	EA	3M	GRILL SCREEN 4X5.5" #200	330	73675	SUPPLIES
144001	1/144 CT	EA	ROYAL	HAIRNET DARK BROWN	330	73675	SUPPLIES
545100	50/LB BOX	CS	PKR	ICEMELT/SALT/SAFESTEP BOX	330	73675	SUPPLIES
685060	250/CT	CS	MAX/OMG	KIT CUTLERY OMEGA K,F,S/SP/NP	330	73675	SUPPLIES
626330	250/18X14	CS	TUFFGRD	LINER PAN BAG 1/3 & 1/4 SIZE	330	73675	SUPPLIES
630450	250/40X48	CS	IBS	LINER 40-45 GL CLEAR HD	330	73675	SUPPLIES
630500	200/38X60	CS	IBS	LINER 55 GALLON CLEAR HD	330	73675	SUPPLIES
628340	5/1000 CT	CS	PKR	MARKER STEAK MEDIUM SMM/9285W	330	73675	SUPPLIES
628400	5/1000 CT	CS	PKR	MARKER STEAK WELL SMW/P285TA	330	73675	SUPPLIES
628360	5/1000 CT	CS	PKR	MARKER STEAK MED RARE P285P	330	73675	SUPPLIES
628380	5/1000 CT	CS	PKR	MARKER STEAK MED WELL P285Y	330	73675	SUPPLIES
551960	50/50 CT	CS	ATLAS	MATCHES WHITE CVR 196	330	73675	SUPPLIES
563100	1/60 IN	EA	SOUTHRN	MOP HANDLE FOR SADDLE TYPE C8	330	73675	SUPPLIES
562750	1/24 OZ	EA	SOUTHRN	MOP HEAD SADDLE TYPE RAYON	330	73675	SUPPLIES
632350	60/CT	CS	3M	PAD GEN PURPOSE GREEN #9650	330	73675	SUPPLIES
851000	1/CS/8X11	CS	NCR	PAPER COPY 8.5 X 11" WHITE	330	73675	SUPPLIES
490600	1000/16.5X24	CS	STICBAN	PAN LINER NON STICKING	330	73675	SUPPLIES
629000	10/1000 3"	CS	ROYAL	PICK SWORDPICK COCKTAIL	330	73675	SUPPLIES
123560	6/EA	CS	NCR	INKING SYSTEM BLACK RIBBON	330	73675	SUPPLIES
600360	1/12 CT	CS	CAPITAL	RIBBON PRINTER CARTRIDGE B/R	330	73675	SUPPLIES
725130	1/CT	EA	PACKER	SCREENS URINAL W/BLK F/CLEAN	330	73675	SUPPLIES
808801	1/16/100	EA	ROYAL	SKEWER BAMBOO 8"	330	73675	SUPPLIES
808800	12/16/100	CS	ROYAL	SKEWER BAMBOO 8"	330	73675	SUPPLIES
555000	10/1000 CT	CS	BEACON	STIRRER COCKTAIL BAR 5"	330	73675	SUPPLIES
845910	50/3X3 IN	CS	NCR	TAPE PAPER ROLL 3X3 2 PLY	330	73675	SUPPLIES
350440	1/50 CT	CS	NCR/RTI	TAPE PAPER THERMAL PRINT 1PLY	330	73675	SUPPLIES
762370	1/6"	EA	COOPER	THERMOMETER TEST 0 TO 220	330	73675	SUPPLIES
193750	36/CT	CS	COMPACT	TISSUE TOILET CORELESS 2 PLY	330	73675	SUPPLIES
271270	48/1000 ST	CS	GP/PAKR	TISSUE TOILET1 PLY ROLLMASTER	330	73675	SUPPLIES
566640	12/1000'	CS	SCA/PKR	TISSUE TOILET JMBO ROLL TJ664	330	73675	SUPPLIES

Item #	Pack/Size		Vendor	Description	Customer Category
569000	12/1075'	CS	ACCLAIM	TISSUE TOILET 2PLY ROLLSAVR	330	73675	SUPPLIES
812121	1/1000/4"	EA	ROYAL	TOOTHPICK FRAU FRAU FRILL CLU	330	73675	SUPPLIES
996870	12/1000	CS	ROYAL	TOOTHPICKS MINT CELO WRAPPED	330	73675	SUPPLIES
628800	24/800 CT	CS	PKR	TOOTHPICK ROUND UNWRAP RH24	330	73675	SUPPLIES
571150	2400/10 X 13	CS	ACCLAIM	TOWEL C-FOLD WHITE	330	73675	SUPPLIES
572160	1000/CT	CS	ROYAL	TOWELETTES MOIST FINGERBOWL	330	73675	SUPPLIES
981020	12/450'	CS	TOWLMST	TOWEL ROLL SOFT WHITE "B"	330	73675	SUPPLIES
793850	12/4 OZ	CS	PACKER	URINAL BLOCKS CHERRY FRESH	330	73675	SUPPLIES
648000	12/500 CT	CS	PKR	WRAP DELI WAX 12X10.75 FOOD S	330	73675	SUPPLIES
624750	1/18X2M	CS	POC	WRAP PLASTIC FILM ROLL 9071	330	73675	SUPPLIES
624650	1/12X2M	CS	POC	WRAP PLASTIC FILM ROLL	330	73675	SUPPLIES
331570	200/24X15.7	CS	RTI	BAG SHOPPER KRAFT TO GO	340	73660	TO GO IT
526630	500/TBD	CS	RTI	BAG WAVE TOP RUBY TUESDAY	340	73660	TO GO IT
800800	500/8 OZ	CS	ANCHOR	CONTAINER CLEAR MICROLITE	340	73660	TO GO IT
102120	1000/10 OZ	CS	DART	CONTAINER FOAM 10 OZ	340	73660	TO GO IT
208200	500/8 OZ	CS	REYNOLD	CONTAINER CLEAR PLAS DELPAK	340	73660	TO GO IT
122220	500/12 OZ	CS	ANCHOR	CONTAINER WHITE MICROLITE	340	73660	TO GO IT
608600	500/8 OZ	CS	REYNOLD	CONTAINER DELPAK BLACK	340	73660	TO GO IT
866270	5000/4 OZ	CS	SOLO	CUP PAPER CONE	340	73660	TO GO IT
121210	1000/12 OZ	CS	DART	CUP FOAM 12 OZ (LID 121310)	340	73660	TO GO IT
589200	500/20 OZ	CS	WINCUP	CUP FOAM (20C16-TX/C2022-MD)	340	73660	TO GO IT
316600	1000/16 OZ	CS	SOLO	CUP HOT 16 OZ PAPER BISTRO	340	73660	TO GO IT
601760	2500/2 OZ	CS	SOLO	CUP SOUFFLE PLASTIC(L-607770)	340	73660	TO GO IT
611760	2500/2 OZ	CS	SOLO	CUP SOUFFLE PLASTIC BLK(60777	340	73660	TO GO IT
601770	2500/3.25 OZ	CS	SOLO	CUP SOUFFLE PLASTIC(LID 60778	340	73660	TO GO IT
420020	250/CT	CS	MAX/OMG	KIT CUTLERY OMEGA K,F,S/SP/NP	340	73660	TO GO IT
409000	500/8/12 OZ	CS	ANCHOR	LID DELI CLEARMICROLITE 8/12Z	340	73660	TO GO IT
201200	500/8/16OZ	CS	REYNOLD	LID CONTAINER DELPAK 8&16 OZ	340	73660	TO GO IT
200600	1000/12-16OZ	CS	DART	LID CONTAINER CN5,8,10,12,16	340	73660	TO GO IT
418000	1000/DT18	CS	WINCUP	LID CUP COFFEE/STRAW(589200)	340	73660	TO GO IT
598910	1000/12 OZ	CS	DART	LID STRAW SLOTTED	340	73660	TO GO IT
703330	500/8/32 OZ	CS	REYNOLD	LID ROUND CLEAR DELI PAK PP	340	73660	TO GO IT
607770	2500/2 OZ	CS	SOLO	LID SOUFFLE PLAS (CUP#601760)	340	73660	TO GO IT
607780	2500/4 OZ	CS	SOLO	LID SOUFFLE PLASTIC (601770)	340	73660	TO GO IT
121310	1000/12 OZ	CS	DART	LID 12 FOAM (FITS CUP 121210)	340	73660	TO GO IT
113040	125/L COMBO	CS	C&M/RTI	PLATTER/LID COMBO BLACK PLST	340	73660	TO GO IT
110400	250/S COMB0	CS	C&M/RTI	PLATTER &LID COMBO BLACK PLST	340	73660	TO GO IT
128300	24/500/7.7	CS	SOLO	STRAW JUMBO CLEAR WRPD 7.75"	340	73660	TO GO IT
556250	200/32 OZ	CS	DOPACO	TRAY 4-CUP DRINK CARRIER	340	73660	TO GO IT
200230	200/9X9X3 L	CS	RTI	CONTAINER LARGE HINGED 1 COMP	340	73660	TO GO IT
205050	200/9X6.5X3	CS	RTI	CONTAINER RTI SMALL 1COMP W	340	73660	TO GO IT
658350	36/10 OZ	CS	LIB/WTI	BOWL NAPPY PRINCESS R/E	360	73609	CHINA
658360	12/20 OZ	CS	LIB-WTI	BOWL PASTA PRINCESS ULTIMA	360	73609	CHINA
679790	48/5 OZ	CS	GESSNER	BOWL SALSA BONE	360	73609	CHINA
658390	36/8.50 OZ	CS	LIB/WTI	MUG COFFEE TIARA WHITE	360	73609	CHINA
658270	36/71/8 IN	CS	LIB/WTI	PLATE PRINCESS WHITE	360	73609	CHINA

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

Item #	Pack/Size		Vendor	Description	Customer Category
658380	24/9 IN	CS	LIB-WTI	PLATE PRINCESS WHITE UN/DEC.	360	73609	CHINA
658400	12/12"	CS	LIB/WTI	PLATE PRINCESS WHITE	360	73609	CHINA
658340	12/11 1/2"	CS	LIB/WTI	PLATTER N/RIM ULTIMA	360	73609	CHINA
658370	12/13.25IN	CS	LIB/WTI	PLATTER N/R UN/DEC KINGSMEN	360	73609	CHINA
679810	72/2 OZ	CS	GESSNER	RAMEKIN SMOOTH SIDE BONE	360	73609	CHINA
672070	36/3.75 IN	CS	LIBBEY	GLASS ASHTRAY SQUARE CLEAR	370	73609	GLASSWAR
537080	24/17.5 OZ	CS	LIBBEY	GLASS BRANDY EMBASSY	370	73609	GLASSWAR
666610	36/6 OZ	CS	LIBBEY	GLASS COCKTAIL CITATION	370	73609	GLASSWAR
666320	12/32 OZ	CS	INDIANA	GLASS GOBLET WEISS	370	73609	GLASSWAR
901040	24/8.5 OZ	CS	LIBBEY	GLASS IRISH COFFEE	370	73609	GLASSWAR
667390	24/16 OZ	CS	LIBBEY	GLASS MIXING SATIN FINISH	370	73609	GLASSWAR
667430	24/14 OZ	CS	LIBBEY	GLASS MIXING DURATUFF COOLER	370	73609	GLASSWAR
662520	12/14 OZ	CS	LIBBEY	GLASS MUG PANELED 5018	370	73609	GLASSWAR
550445	12/22 OZ	CS	LIBBEY	GLASS MUG 5360	370	73609	GLASSWAR
666680	36/8 OZ	CS	LIBBEY	GLASS ROCKS GIBRALTAR	370	73609	GLASSWAR
872420	36/9 OZ	CS	LIBBEY	GLASS ROCKS INVERNESS	370	73609	GLASSWAR
801910	36/4.5 OZ	CS	LIBBEY	GLASS ROCKS GIBRALTAR 15248	370	73609	GLASSWAR
997360	36/10.75	CS	LIBBEY	GLASS WINE TEARDROP 3957	370	73609	GLASSWAR
658491	1/36 CT	EA	LIB-WTI	FORK DINNER HARBOUR II	380	73609	FLATWARE
100120	1000/CT	CS	DISPOZO	FORK PLASTIC EBONY MONARCH	380	73609	FLATWARE
658511	1/12 CT	EA	LIB-WTI	KNIFE DINNER SH HARBOUR II	380	73609	FLATWARE
100220	1000/CT	CS	DISPOZO	KNIFE PLASTIC MONARCH EBONYHW	380	73609	FLATWARE
658461	1/36 CT	EA	LIB-WTI	SPOON DESSERT HARBOUR II	380	73609	FLATWARE
658451	1/36 CT	EA	LIB-WTI	SPOON TEA/COFFEE HARBOUR II	380	73609	FLATWARE
630750	250/CT	CS	R-MAID	BAG/LINER FOR NAPKIN RECPT,	390	73675	SMALLWAR
673790	1/CT	EA	R/MAID	PAN LOBBY DUST W/HANDLE	390	73675	SMALLWAR
626460	1/12X5X11	EA	R-MAID	RECEPTACLE SANITARY NAPKIN	390	73675	SMALLWAR
626400	250/CT	CS	STAYFRE	SANITARY NAPKIN CLASSIC MAXI	390	73675	SMALLWAR
922241	1/ 7"	EA	FULLER	SWEEPER CARPET	390	73675	SMALLWAR
998060	1/46X60	EA	AMERICO	TABLECLOTH W/LOGO RUBYTUESDAY	390	73675	SMALLWAR
461740	40/LB	CS	MORTON	SALT PELLETS SYSTEM SAVER	520	74060	MAINTNCE
410010	4/100CT M	CS	HANDGAR	GLOVE LATEX POWDERLESS MEDIUM	530	78776	SAFETY S
410030	4/100CTXL	CS	HANDGAR	GLOVE LATEX POWDERLESS XLG	530	78776	SAFETY S
510130	10/100CT L	CS	AMBITEX	GLOVE LATEX POWDERED LARGE	530	78776	SAFETY S
410020	4/100CT L	CS	AMBITEX	GLOVE LATEX POWDERLESS LARGE	530	78776	SAFETY S
410040	10/100CT M	CS	HANDGAR	GLOVE POLY MEDIUM	530	78776	SAFETY S
770310	1/MD	CS	ANSELL	GLOVE SAFETY POL/BEAR SUPREME	530	78776	SAFETY S
705410	10/100CT L	CS	FEATHER	GLOVE VINYL POWDERED LARGE	530	78776	SAFETY S
705300	10/100CT M	CS	FEATHER	GLOVE VINYL POWDERED MEDIUM	530	78776	SAFETY S

[____]*

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT "J"

EXAMPLE TO FOLLOW

[ ]*
PFG ACCOUNTING PERIOD ___ FROM ________ TO ________

	PFG					QTY SOLD	GM
	ITEM #	PK/SZ	BRAND	DESCRIPTION	NET WT	EQUV SOLD	@ .___/PC	PFG GAIN (LOSS)

NEW
OLD

NEW
OLD

NEW
OLD

NEW
OLD

PERIOD ___ TOTAL PFG GAIN (LOSS)

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

EXHIBIT "K"

9/5/2006	[ ]*
Ruby Tuesday's, Inc.

O/G #	VND #	Vendor Name	Disc %	Disc Days
			[____]*	[____]*
400	10	3-M PRODUCTS-LAD4110 (AC)	[____]*	[____]*
400	1720	ALLEN CANNING COMPANY	[____]*	[____]*
400	1740	A.L. SCHUTZMAN COMPANY	[____]*	[____]*
400	1755	A. ZEREGA'S SONS, INC.	[____]*	[____]*
400	2470	AMERICAN METALCRAFT, INC.	[____]*	[____]*
400	2626	AMERICAN PAPER	[____]*	[____]*
400	2710	MCCAIN FOODS	[____]*	[____]*
400	2711	ANCHOR PACKAGING	[____]*	[____]*
400	2920	DOMINO FOODS, INC.	[____]*	[____]*
400	4088	B & G FOODS	[____]*	[____]*
400	4260	BARON SPICES	[____]*	[____]*
400	6054	JET PLASTICA	[____]*	[____]*
400	7060	BROWN PAPER GOODS	[____]*	[____]*
400	7320	BRUCE FOODS	[____]*	[____]*
400	7810	BUNGE	[____]*	[____]*
400	8002	PINNACLE FOODS CORP.	[____]*	[____]*
400	8620	CAMBRO	[____]*	[____]*
400	8719	CAMPBELL SALES COMPANY	[____]*	[____]*
400	9364	CARDINAL PRODUCTS	[____]*	[____]*
400	9533	CARRINGTON FOODS, INC.	[____]*	[____]*
400	11151	C & M FINE PACK INC.	[____]*	[____]*
400	11806	DOMINO FOODS INC.	[____]*	[____]*
400	13220	THE COCA COLA COMPANY	[____]*	[____]*
400	13752	HUHTAMAKI/CHINET FOODSERV	[____]*	[____]*
400	14180	CARLISLE FOODSERVICE PROD	[____]*	[____]*
400	15941	DART CONTAINER CORP.	[____]*	[____]*
400	17320	DIAMOND CRYSTAL BRANDS	[____]*	[____]*
400	17499	DISPOZ-O	[____]*	[____]*
400	17500	DISPOZ-O	[____]*	[____]*
400	18419	DRACKETT/S.C.JOHNSON	[____]*	[____]*
400	18451	ECOLAB	[____]*	[____]*
400	18850	DOT FOODS(REF/FROZEN TRK)	[____]*	[____]*
400	19100	KEN'S FOODS	[____]*	[____]*
400	19560	DOLCO PACKAGING (ELM PKG)	[____]*	[____]*
400	19766	ENCORE GOURMET	[____]*	[____]*
400	20510	FABRI-KAL CORPORATION	[____]*	[____]*
400	21819	GEORGIA PACIFIC	[____]*	[____]*
400	22910	LIBERTYWARE LLC	[____]*	[____]*
400	24531	GLEASON CORPORATION	[____]*	[____]*
400	25800	TWININGS NORTH AMERICA IN	[____]*	[____]*
400	25870	COCA-COLA USA	[____]*	[____]*

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

400	26950	HANDY WACKS	[____]*	[____]*
400	27020	HANDGARDS INC.	[____]*	[____]*
400	27035	HANOVER FOODS CORPORATION	[____]*	[____]*
400	27420	BROWNE-HALCO INC.	[____]*	[____]*
400	28030	HEINZ SERVICE/FREEMONT	[____]*	[____]*
400	28230	HERSHEY CHOCOLATE COMPANY	[____]*	[____]*
400	30100	MOTT'S INC.	[____]*	[____]*
400	30106	ACS INDUSTRIES, INC	[____]*	[____]*
400	30220	CONAGRA PACKAGED FOODS CO	[____]*	[____]*
400	30330	IBS CORPORATION	[____]*	[____]*
400	30826	INFRA CORPORATION	[____]*	[____]*
400	31920	SOUTHERN BROOM & MOP CO.	[____]*	[____]*
400	31950	J. M. SMUCKER LLC	[____]*	[____]*
400	32000	J. R. SIMPLOT COMPANY	[____]*	[____]*
400	33900	KIK INTERNATIONAL INC	[____]*	[____]*
400	34025	KIKKOMAN INTERNATIONAL	[____]*	[____]*
400	34200	KNOUSE FOODS, INC.	[____]*	[____]*
400	34230	NEW YORK FROZEN FOODS	[____]*	[____]*
400	34500	NATURALY POTATOES	[____]*	[____]*
400	34829	LAKESIDE FOODS	[____]*	[____]*
400	39912	ROYAL PAPER PRODUCTS,INC.	[____]*	[____]*
400	39945	MAX PACKAGING COMPANY	[____]*	[____]*
400	40220	MCILHENNY COMPANY	[____]*	[____]*
400	43320	KRAFT FOODS INC.	[____]*	[____]*
400	44850	NORPRO	[____]*	[____]*
400	44920	NORPAC SERVICES	[____]*	[____]*
400	45050	OCEANSPRAY CRANBERRIES	[____]*	[____]*
400	45195	OMAR MEDICAL SUPPLIES,INC	[____]*	[____]*
400	45340	MCWHORTER AND COMPANY	[____]*	[____]*
400	45615	PACTIV CORPORATION	[____]*	[____]*
400	47185	DOPACO (NATIONAL ACCT)	[____]*	[____]*
400	47420	GENPAK CORPORATION	[____]*	[____]*
400	47720	HEINZ NORTH AMERICA	[____]*	[____]*
400	48700	PROLON ,LLC	[____]*	[____]*
400	48710	ANCHOR HOCKING GLASS	[____]*	[____]*
400	49120	JAMES AUSTIN COMPANY	[____]*	[____]*
400	49450	RECKITT BENCKISER	[____]*	[____]*
400	50675	REYNOLDS FOOD PKG. LLC	[____]*	[____]*
400	51024	SCHWAN'S FOODSERVICE	[____]*	[____]*
400	52780	DEXTER-RUSSELL INC.	[____]*	[____]*
400	53913	C.F. SAUER	[____]*	[____]*
400	54500	SERVER PRODUCTS, INC.	[____]*	[____]*
400	55460	SOLO CUP COMPANY	[____]*	[____]*
400	55686	SOUTHERN CHAMPION TRAY,LP	[____]*	[____]*
400	57335	DOLE PACKAGED FOODS	[____]*	[____]*
400	57352	NESTLE USA	[____]*	[____]*
400	57360	SUGAR FOODS CORPORATION	[____]*	[____]*
400	57415	DOT FOODS	[____]*	[____]*

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

400	57449	DOT FOODS, INC.	[____]*	[____]*
400	57465	BAY VALLEY FOODS	[____]*	[____]*
400	57615	SUPER LOPEZ TORTILLA	[____]*	[____]*
400	58620	T MARZETTI COMPANY	[____]*	[____]*
400	62655	TINICUM RESEARCH	[____]*	[____]*
400	63472	TRADEX INTERNATIONAL	[____]*	[____]*
400	63900	TREE TOP JUICE CO	[____]*	[____]*
400	65149	UNITED CITRUS PRODUCTS	[____]*	[____]*
400	65380	LAVOI CORP DBA EPI BREAD	[____]*	[____]*
400	65425	COMARK INSTRUMENTS INC	[____]*	[____]*
400	65455	LAMB WESTON	[____]*	[____]*
400	66670	ANSELL PROTECTIVE PRODUCT	[____]*	[____]*
400	67070	VOLLRATH COMPANY	[____]*	[____]*
400	68610	LIBBEY GLASS, INC.	[____]*	[____]*
400	69575	WICKLUND FARMS	[____]*	[____]*
400	70058	VENTURA FOODS LLC	[____]*	[____]*
400	70550	WINCUP HOLDINGS	[____]*	[____]*
400	70981	DIVERSIFIED CERAMICS	[____]*	[____]*
400	71400	RV INDUSTRIES	[____]*	[____]*
400	82556	FLORIDA'S NATURAL GROWERS	[____]*	[____]*
400	87075	YAMATO CORPORATION	[____]*	[____]*